UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04665

Commonwealth International Series Trust

(Exact name of registrant as specified in charter)

791 Town & Country Blvd.

Houston, TX 77024-3925

(Address of principal executive offices) (Zip code)

CT Corporation System

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Copies to:
John H. Lively
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Parkway, Suite 310
Leawood, KS 66211

Registrant’s telephone number, including area code:	(888) 345-1898

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Item 1. Reports to Stockholders.

Commonwealth International
Series Trust

791 Town & Country Blvd, Suite 250
Houston, TX 77024-3925
888-345-1898
www.commonwealthfunds.com

INVESTMENT ADVISOR
FCA Corp
791 Town & Country Blvd, Suite 250
Houston, TX 77024-3925
713-781-2856

DISTRIBUTOR
Unified Financial Securities, LLC
9465 Counselors Row, Suite 200
Indianapolis, IN 46240

TRANSFER AGENT & ADMINISTRATOR
Ultimus Asset Services, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

CUSTODIAN BANK
Fifth Third Bank N.A.
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

This report is intended for the shareholders of the family of funds of the Commonwealth International Series Trust. It may not be distributed to prospective investors unless it is preceded or accompanied by the Funds’ current Prospectus. An additional Prospectus may be obtained at www.commonwealthfunds.com or from the principal underwriter of the Funds or your broker.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

Commonwealth Australia/New Zealand Fund Africa Fund Commonwealth Japan Fund Commonwealth Global Fund Commonwealth Real Estate Securities Fund ANNUAL REPORT October 31, 2018

Table of Contents

Shareholder Letter	1
Performance Overview
Commonwealth Australia/New Zealand Fund	5
Africa Fund	7
Commonwealth Japan Fund	10
Commonwealth Global Fund	12
Commonwealth Real Estate Securities Fund	14

Portfolio Composition	16
Schedules of Investments	18
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	32
Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	49
Additional Information	50
Trustees and Officers	52
Notice of Privacy Policy & Practices	55

Commonwealth Australia/New Zealand Fund (CNZLX)
Africa Fund (CAFRX)
Commonwealth Japan Fund (CNJFX)
Commonwealth Global Fund (CNGLX)
Commonwealth Real Estate Securities Fund (CNREX)
www.commonwealthfunds.com

Dear Fellow Shareholders:

We are pleased to present the enclosed annual report for the twelve-months ended October 31, 2018 of the Commonwealth International Series Trust on behalf of its separate series: Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund (each a “Fund” and together the “Funds”).

Financial markets have struggled with several issues this year. Growth is clearly slowing, particularly overseas, and the markets have also been spooked by actions of the Federal Reserve. The risks around a potential trade war with the U.S.’s global trade partners are worrying the markets as well.

The indexes for non-U.S. developed equity markets (as measured by the MSCI ACWI ex U.S. Index) and emerging markets (as measured by the MSCI Emerging Markets Index) peaked in late-January 2018, and have declined for the year by around -8.2% and -12.5%, respectively. On the other hand, the U.S. equity market, represented by the S&P 500® Index, returned 7.4% during the year. The U.S. dollar also strengthened against most currencies.

Each of the Funds has exposure to international investments, with three of the Funds (Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund and Africa Fund) having a majority of their respective investments in international markets, while the Commonwealth Global Fund has over one-half of its investments in international markets, and the Commonwealth Real Estate Securities Fund has around 14%.

While we cannot forecast with precision how economic or geopolitical events will unfold, we have confidence that a long-term investment program remains essential. FCA Corp’s in-depth fundamental research, active investing and risk management strategies can serve investors well through challenging domestic and international markets.

Our investment theme includes that our shareholders may select the Funds for their individual attributes and the targeted markets they are designed to invest in. In many cases this could be an asset allocation decision by our shareholders. We continue to offer these differential characteristics among our Funds coupled with a fundamental based approach to investment selections.

ANNUAL REPORT 2018

As we begin on our twenty-eighth year as the investment advisor to the Funds, we would like to thank you as shareholders for your support and continued interest in the Commonwealth family of funds.

Robert W. Scharar	Wesley R. Yuhnke
President and Portfolio Manager	Assistant Portfolio Manager
Commonwealth International Series Trust	Commonwealth International Series Trust

The views in the above discussion, along with discussion included under the “Performance Overview” for each Fund below, were those of the Funds’ investment advisor as of the date set forth above and may not reflect its views on the date this annual report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and the performance of the Funds during the period covered by this report and do not constitute investment advice.

THE PERFORMANCE INFORMATION QUOTED IN THIS ANNUAL REPORT REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. AN INVESTOR SHOULD CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND’S PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION. FOR INFORMATION ON THE FUND’S EXPENSE RATIO, PLEASE SEE THE FINANCIAL HIGHLIGHTS TABLE FOUND WITHIN THIS REPORT. TO OBTAIN A PROSPECTUS AND OTHER INFORMATION ABOUT THE FUNDS, PLEASE VISIT WWW.COMMONWEALTHFUNDS.COM OR CALL 888-345-1898. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

ANNUAL REPORT 2018

Questions and Answers

To help shareholders better understand key attributes of the mutual funds (each a “Fund” and collectively the “Funds”) comprising the Commonwealth International Series Trust and their operations, the following Question and Answer section is provided.

Who is the Advisor?

The Funds’ investment advisor is FCA Corp (“FCA”). FCA is an investment advisor that is registered with the U.S. Securities and Exchange Commission and has its principal place of business located at 791 Town & Country Blvd., Suite 250, Houston, Texas 77024-3925. The firm was founded in 1975 and maintains a global perspective on the equity and fixed income marketplaces.

Why is investing outside the U.S. important?

The Funds invest in companies outside the United States because FCA believes there are significant investment opportunities in select foreign markets. In our view, U.S. investors benefit from the diversification that having investments outside the United States can provide. International investing offers exposure to more companies and other nations’ economies, currencies, and growth prospects. Nearly half of the value of equity markets is outside the United States. The growth experienced by many of these foreign economies appears to be attractive. FCA believes that for a U.S. investor, allocation of a portion of the investor’s portfolio to international securities can provide the potential for less risk and can achieve a more consistent long-term performance in the investor’s overall portfolio.

How has international investing changed over the last decade?

International markets now comprise a significant portion of all equity value worldwide. As markets have blended through global commerce, capital has flowed from country to country following investment opportunities. Developed markets and emerging markets both require capital investments to provide the goods and services that their consumers need. During the last decade in particular, accounting and economic statistical information has become more uniform and thus more dependable. The trend appears to be in place for continued development of these distant countries and their markets. Their demand for investment capital outside the U.S. continues, which provides opportunities for diversification and growth. The Funds seek to be participants in these opportunities.

What are some of the factors influencing a Fund’s portfolio turnover?

Each Fund generally invests in equity securities with a long-term view and in debt securities to be held to maturity. The Funds’ portfolio securities are evaluated on their long-term prospects. A particular Fund may experience higher or lower turnover ratios in certain years. Factors influencing portfolio turnover include, but are not limited to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing new subscriptions; or selling securities to cover redemptions. Higher levels of portfolio activity by a Fund will result in higher transaction costs and/or more realized gains or losses, the impact of which is borne by the Fund’s shareholders. The turnover of a portfolio is not predictable because managers do not know when the portfolio transactions will be dictated. Under most circumstances, it is desirable to limit transactions because of the costs associated with trading, currency conversions, and custody fees, although these are generally not the determining factors.

ANNUAL REPORT 2018

How can the size of the Fund impact the Funds’ expense ratio?

Achieving each Fund’s objective with a portfolio comprised of international securities is historically more expensive than managing a portfolio comprised of domestic securities. Research of foreign markets, trading in different currencies, custody of assets, accurate evaluations of holdings, income tax, securities regulatory compliance, and generally overall communications are all known to be more expensive when managing these types of portfolios. Additionally, as with almost every mutual fund, size has an impact on the expense ratio of Funds. Typically, larger mutual funds can have lower expense ratios as there is an increased opportunity to spread out fixed and partially-fixed costs necessary to operate such mutual funds over a larger asset base. Generally, mutual fund expenses, including those of the Funds, are allocated on a daily basis among all shareholders. In addition, as a portfolio assets increase, it is self-evident that fixed costs as a percentage of the assets managed generally decline. Whenever a new Fund is introduced or invest in highly specific objective portfolios, higher costs can be experienced during time periods of asset growth. The Financial Highlights section of the accompanying financial statements provides supplemental data that includes current and historic expense information, and where applicable, the advisor’s waiver of fees or voluntary expense reimbursements to help reduce these cost.

ANNUAL REPORT 2018

PERFORMANCE OVERVIEW – October 31, 2018 (Unaudited)
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

The Commonwealth Australia/New Zealand Fund’s net asset value (NAV) as of October 31, 2018 was $12.85 per share compared to $13.13 per share on October 31, 2017. For the twelve-month period covered by this Annual Report, the Commonwealth Australia/New Zealand Fund returned -1.55%. This return figure includes the $0.08 per share distribution made in December 2017. In presenting comparative performance numbers on the Fund versus indexes, it is important to note that we do not make investment decisions with a view toward attempting to track any index. Rather, we invest based on fundamental research. We also invested a portion of the Fund’s assets in fixed income investments during the year and, as a result, we would note that a comparison of the performance of the Fund to indexes may be less meaningful than a comparison of funds that do not incorporate such fixed income investments. In an attempt to present various aspects of the marketplace return, we provide two indexes for consideration. During the twelve-month period, the NZX 50 Index returned 2.33% and the Australian All Ordinaries Index returned -3.50%. These indexes do not include any fixed income instruments. Additionally, indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees associated with ownership of a mutual fund, such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with ownership of a mutual fund.

From our view, the long term goal of owning the Australia/New Zealand Fund is to benefit from the ownership of companies domiciled and operating in both of these countries. Therefore, both countries are continuously represented in ownership. History shows that the returns of the respective marketplaces can vary significantly from one another. It is rare that both countries markets perform the same. Nonetheless, the overriding goal of long term diversified ownership seeks to be maintained.

There are other considerations that impacted performance during the period covered by this year’s report:

-	The (4.7) percent decline of the New Zealand dollar versus the U.S. dollar had a predictably negative effect on the Fund’s returns.

-	The (7.5) percent decline of the Australian dollar versus the U.S. dollar had a predictably negative effect on the Fund’s returns.

-

The Fund’s holdings in South Port New Zealand Ltd., Sirtex Medical Ltd., Ryman Healthcare Ltd., IkeGPS Ltd., and Mainfreight Ltd. positively impacted the Fund’s performance during the period covered by this report.

-

The Fund’s holdings in CBL Corp. Ltd., AGL Energy Ltd., Abano Healthcare Group Ltd., Comvita Ltd., and Tegel Group Holdings Ltd. had negative returns for the year with the commensurate effects on total return.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also present certain risks. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also may present, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expense indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by Australian and New Zealand issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in and of the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Fund, the Fund’s investment advisor or distributor.

For additional information, please refer to the Glossary of Terms following the Performance Overview section.

ANNUAL REPORT 2018

PERFORMANCE OVERVIEW – October 31, 2018 (Unaudited)
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

Comparison of Change in Value of a $10,000 investment in the Commonwealth Australia/New Zealand Fund (the “Fund”), the AAOI and the NZX 50 Index.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/08 to 10/31/18, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2018			Total Fund Operating Expense
	1 Year	5 Year	10 Year	Ratio(a)
Commonwealth Australia/New Zealand Fund	(1.55)%	2.88%	7.64%	2.59%
Australian All Ordinaries Index (“AAOI”)	(3.50)%	1.64%	10.85%	—
NZX 50 Index	2.33%	7.04%	13.22%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

(a)

The above expense ratio is from the Fund’s Prospectus, dated February 28, 2018. Additional information pertaining to the Fund’s expense ratio as of October 31, 2018, can be found in the financial highlights.

The Fund’s performance is measured against the Australian All Ordinaries Index (‘‘AAOI’’), an index made up of the largest 500 companies as measured by market capitalization that are listed on the Australian Stock Exchange; and the NZX 50 Index, a total return index consisting of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Stock Exchange. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2018

PERFORMANCE OVERVIEW – October 31, 2018 (Unaudited)
AFRICA FUND

The Africa Fund’s net asset value (NAV) as of October 31, 2018 was $7.95 per share compared to $9.00 per share on October 31, 2017. For the period covered by this Annual Report, the Africa Fund posted a -11.30% cumulative total return. This return figure includes the $0.04 per share distribution made in December 2017. Our investments do not attempt to track any indexes; rather, we make investment decisions on the basis of fundamental research. We also invested a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The MSCI Emerging Markets Index and the Dow Jones Africa Titans 50 Index returned -12.52% and -9.63%, respectively for the same period. These indexes do not include any fixed income instruments. Additionally, indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees associated with ownership of a mutual fund such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with ownership of a mutual fund. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

There are other considerations that impacted performance during the period covered by this year’s report:

-

For the period ended October 31, 2018, the Advisor limited the Fund operating expenses, which positively affected the Fund’s performance. Had the Advisor not capped the Fund’s operating expenses, performance would have been lower. Please see the accompanying notes to the financial statements for additional information.

-	The (4.2) percent decline of the South African Rand versus the U.S. dollar had a predictably negative effect on the Fund’s performance.

-	The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: FirstRand Ltd., Capitec Bank Holdings Ltd., Nedbank Group Ltd., and Value Group Ltd.

-

The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: Naspers Ltd., Mediclinic International Ltd., VanEck Vectors Africa Index ETF, Choppies Enterprises Ltd., PSG Group Ltd., and MTN Group Ltd.

We believe that Africa represents a unique, complicated continent with the potential to be both economically rewarding and punitive. We feel equities listed on African stock exchanges offer investors a way to participate in what is expected to be sizeable growth in the consumer consumption of goods and services and the economies in general. It takes time for governments to change and for the people of an emerging country to adjust. With the vast number of countries within the African continent, it is an exciting yet daunting task. Our portfolio selection includes using information we gather first hand through trips to the continent as we seek to monitor each investment and to make decisions we view as being in the best interests of the Fund. Because many U.S. investors share our vision for the African continent and have a desire to be informed beyond just financial aspects, we have constructed our web site’s Africa section to provide a variety of information in response to this, and we invite you to visit the website at commonwealthfunds.com.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also present certain risks. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also may present, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by African issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

For additional information, please refer to the Glossary of Terms following the Performance Overview section.

ANNUAL REPORT 2018

PERFORMANCE OVERVIEW – October 31, 2018 (Unaudited)
AFRICA FUND

Comparison of Change in Value of a $10,000 investment in the Africa Fund (the “Fund”), the MSCIEM and the DJAFKT.

The above graph is a hypothetical $10,000 investment in the Fund from 11/7/11 (inception) to 10/31/18, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2018			Total Fund Operating Expense
	1 Year	5 Year	Since Inception (11/7/11)	After Fee Waiver Ratio(a)
Africa Fund	(11.30)%	(4.51)%	(2.52)%	1.90%
MSCI Emerging Markets Index (“MSCIEM”)	(12.52)%	0.78%	1.93%	—
Dow Jones Africa Titans 50 Index (“DJAFKT”)	(9.63)%	(5.99)%	(2.06)%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898. The Fund’s performance reflects any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

(a)	The above expense ratio is from the Fund’s Prospectus, dated February 28, 2018. FCA Corp has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Fund. This expense limitation agreement may be terminated by FCA Corp or the Trust at any time after February 28, 2019. FCA Corp may recoup from the Fund any reduced fees and/or expenses reimbursed pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitation in place at the time the fee was reduced and/or expenses were reimbursed and such recoupment is made within three years after the date in which FCA Corp incurred the expense. Excluding the indirect costs of investing in acquired funds, total fund operating expenses, before fee waiver, would be 3.29%. Additional information pertaining to the Fund’s expense ratio as of October 31, 2018, can be found in the financial highlights.

ANNUAL REPORT 2018

PERFORMANCE OVERVIEW – October 31, 2018 (Unaudited)
AFRICA FUND

The Fund’s performance is measured against the MSCI Emerging Markets Index (‘‘MSCIEM’’), a free float-adjusted market capitalization index that is designed to measure equity market performance within global emerging markets; and the Dow Jones Africa Titans 50 Index (‘‘DJAFKT’’), a float-adjusted market capitalization index that is designed to measure the stock performance of 50 leading companies that are headquartered or generate the majority of their revenues in Africa. The MSCIEM currently consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2018

PERFORMANCE OVERVIEW – October 31, 2018 (Unaudited)
COMMONWEALTH JAPAN FUND

The Commonwealth Japan Fund’s net asset value (NAV) as of October 31, 2018 was $3.66 per share compared to $3.82 per share on October 31, 2017. For the twelve-month period covered by this Annual Report, the Commonwealth Japan Fund returned -4.19%. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also may invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The Tokyo Stock Price Index returned -4.44% for the same period. The index does not include any fixed income instruments. Additionally, indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees or taxes associated with ownership of a mutual fund such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with ownership of a mutual fund. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

There are other considerations that impacted performance during the period covered by this year’s report:

-

For the period ended October 31, 2018, the Advisor limited the Fund operating expenses, which positively affected the Fund’s performance had the Advisor not capped the Fund’s operating expenses, performance would have been lower. Please see the accompanying notes to the financial statements for additional information.

-	The 0.7 percent appreciation of the Japanese Yen versus the U.S. dollar during the year had a predictably positive effect on the Fund’s returns.

-	The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: Asahi Intecc Co. Ltd., Terumo Corp., Yamato Holdings Co. Ltd., Keio Corp. and Unicharm Corp.

-

The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: Kajima Corp., Sosei Group Corp., Cyberdyne, Inc., Kawasaki Kisen Kaisha Ltd., Kyushu Leasing Service Co. Ltd., and Keikyu Corp.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also present certain risks. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also may present, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by Japanese issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

For additional information, please refer to the Glossary of Terms following the Performance Overview section.

ANNUAL REPORT 2018

PERFORMANCE OVERVIEW – October 31, 2018 (Unaudited)
COMMONWEALTH JAPAN FUND

Comparison of Change in Value of a $10,000 investment in the Commonwealth Japan Fund (the “Fund”) and the TOPIX.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/08 to 10/31/18, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2018			Total Fund Operating Expense After Fee Waiver
	1 Year	5 Year	10 Year	Ratio(a)
Commonwealth Japan Fund	(4.19)%	3.51%	4.01%	1.75%
Tokyo Stock Price Index (“TOPIX”)	(4.44)%	5.81%	7.33%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898. The Fund’s performance reflects any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

(a)	The above expense ratio is from the Fund’s Prospectus, dated February 28, 2018. FCA Corp has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Fund. This expense limitation agreement may be terminated by FCA Corp or the Trust at any time after February 28, 2019. FCA Corp may recoup from the Fund any reduced fees and/or expenses reimbursed pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitation in place at the time the fee was reduced and/or expenses were reimbursed and such recoupment is made within three years after the date in which FCA Corp incurred the expense. Total fund operating expenses, before fee waiver, would be 2.88%. Additional information pertaining to the Fund’s expense ratio as of October 31, 2018, can be found in the financial highlights.

The Fund’s performance is measured against the Tokyo Stock Price Index (“TOPIX”), an unmanaged capitalization-weighted index of all the companies stocks on the First Section of the Tokyo Stock Exchange. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2018

PERFORMANCE OVERVIEW – October 31, 2018 (Unaudited)
COMMONWEALTH GLOBAL FUND

The Commonwealth Global Fund’s net asset value (NAV) as of October 31, 2018 was $14.75 per share compared to $15.33 per share on October 31, 2017. For the twelve-month period covered by this Annual Report, the Commonwealth Global Fund posted a -3.78% cumulative total return. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also may invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The MSCI World Index returned 1.71% for the same period. The index does not include any fixed income instruments. Additionally, indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees or taxes associated with ownership of a mutual fund such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with ownership of a mutual fund. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

There are other considerations that impacted performance during the period covered by this year’s report:

-	The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: NetApp, Inc., Teva Pharmaceuticals Ltd., Norfolk Southern Corp., Apple, Inc., and Nice Ltd.

-

The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: Danske Bank A/S, Dentsply Sirona, Inc., Grupo Televisa SA, Pilgrim’s Pride Group, Skywork Solutions, Inc., and Maiden Holdings Ltd.

-	The Fund’s international holdings represented more than half of the Fund’s holdings. This led to some underperformance due to currency exposure.

-	As of the report date, the Fund’s allocation to U.S. securities was approximately 44% compared to 60% for the MSCI World Index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also present certain risks. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also may present, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expense indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in and of the Fund.

Portfolio holdings will change due to ongoing management of the Funds. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

For additional information, please refer to the Glossary of Terms following the Performance Overview section.

ANNUAL REPORT 2018

PERFORMANCE OVERVIEW – October 31, 2018 (Unaudited)
COMMONWEALTH GLOBAL FUND

Comparison of Change in Value of a $10,000 investment in the Commonwealth Global Fund (the “Fund”) and the MSCI World Index.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/08 to 10/31/18, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2018			Total Fund Operating Expense
	1 Year	5 Year	10 Year	Ratio(a)
Commonwealth Global Fund	(3.78)%	0.51%	5.72%	2.56%
MSCI World Index	1.71%	7.40%	10.65%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

(a)	The above expense ratio is from the Fund’s Prospectus, dated February 28, 2018. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 2.53%. Additional information pertaining to the Fund’s expense ratio as of October 31, 2018, can be found in the financial highlights.

The Fund’s performance is measured against the MSCI World Index, an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2018

PERFORMANCE OVERVIEW – October 31, 2018 (Unaudited)
COMMONWEALTH REAL ESTATE SECURITIES FUND

The Commonwealth Real Estate Securities Fund’s net asset value (NAV) as of October 31, 2018, was $15.35 per share compared to $16.68 per share on October 31, 2017. For the twelve-month period covered by this Annual Report, the Commonwealth Real Estate Securities Fund posted -7.66% cumulative total return. This return figure includes the $0.06 per share distribution made in December 2017. The MSCI US REIT Index returned 1.69% for the same period. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. Additionally, indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees or taxes associated with ownership of a mutual fund such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with ownership of a mutual fund. The performance returns of the Fund do reflect the deduction of fees for these services.

There are other considerations that impacted performance during the period covered by this year’s report:

-

The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: American Tower Corp., Ryman Hospitality Properties, Store Capital Corp., Extra Space Storage, Inc., Lennox International, Inc., and National Retail Properties, Inc.

-

The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: IRSA Propiedades Comerciales SA, Kajima Corp., IRSA Inversiones y Representaciones SA, Mohawk Industries, Inc., Summit Materials, Inc., Toll Brothers, Inc., and NVR, Inc.

-

The Fund’s underperformance compared to the MSCI US REIT Index may be in part explained by our strategy of not investing solely in REITs but also investing in real estate and related industries as well as international companies. Real estate and related industries include companies and industries whose fortunes are impacted by the real estate market beyond just owning the underlying real estate.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also present certain risks. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also may present, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expense indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

The Fund’s investments in real estate investment trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in and of the Fund.

Portfolio holdings will change due to ongoing management of the Funds. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

For additional information, please refer to the Glossary of Terms following the Performance Overview section.

ANNUAL REPORT 2018

PERFORMANCE OVERVIEW – October 31, 2018 (Unaudited)
COMMONWEALTH REAL ESTATE SECURITIES FUND

Comparison of Change in Value of a $10,000 investment in the Commonwealth Real Estate Securities Fund (the “Fund”) and the MSCI US REIT Index.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/08 to 10/31/18, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2018			Total Fund Operating Expense
	1 Year	5 Year	10 Year	Ratio(a)
Commonwealth Real Estate Securities Fund	(7.66)%	4.50%	7.54%	2.63%
MSCI US REIT Index	1.69%	7.56%	11.36%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

(a)	The above expense ratio is from the Fund’s Prospectus, dated February 28, 2018. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 2.61%. Additional information pertaining to the Fund’s expense ratio as of October 31, 2018, can be found in the financial highlights.

The Fund’s performance is measured against the MSCI US REIT Index which is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI USA Investable Market Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 99% of the US REIT universe. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2018

PORTFOLIO COMPOSITION – October 31, 2018* (Unaudited)

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
Industry or Security Type	Percentage of Total Investments
Marine Ports & Services	27.2%
Health Care Facilities	8.4%
Air Freight & Logistics	7.8%
Health Care Services	5.2%
Health Care Equipment	5.1%
Electric Utilities	4.4%
Oil & Gas Refining & Marketing	4.2%
Packaged Foods & Meats	3.6%
Hotels, Resorts & Cruise Lines	3.5%
Property & Casualty Insurance	3.4%
Diversified Banks	2.7%
Biotechnology	2.6%
Home Furnishing Retail	2.3%
Multi-Utilities	2.1%
Personal Products	2.0%
Renewable Electricity	1.8%
Electronic Equipment & Instruments	1.8%
Distillers & Vintners	1.5%
Human Resource & Employment Services	1.5%
Gas Utilities	1.2%
Industrial Machinery	1.2%
Paper Packaging	1.1%
Diversified Support Services	1.1%
Internet Software & Services	1.1%
Drug Retail	0.9%
Steel	0.7%
Other Diversified Financial Services	0.5%
Money Market Funds	0.4%
Regional Banks	0.4%
Integrated Oil & Gas	0.3%
Reinsurance	0	%(a)
	100.0%

AFRICA FUND
Country or Security Type	Percentage of Total Investments
South Africa	84.8%
Exchange Traded Funds - Africa Region	6.7%
Exchange Traded Funds - Nigeria	3.6%
Money Market Funds	2.7%
Zambia	1.2%
Egypt	0.8%
Botswana	0.2%
100.0%

COMMONWEALTH JAPAN FUND
Industry or Security Type	Percentage of Total Investments
Health Care Supplies	12.2%
Railroads	11.7%
Health Care Equipment	6.4%
Life & Health Insurance	6.1%
Construction & Engineering	4.7%
Diversified Real Estate Activities	4.6%
Air Freight & Logistics	4.4%
Money Market Funds	4.1%
Industrial Machinery	3.5%
Leisure Products	3.2%
Brewers	2.9%
Consumer Electronics	2.8%
Household Products	2.8%
IT Consulting & Other Services	2.7%
Trucking	2.5%
Electronic Equipment & Instruments	2.1%
Automobile Manufacturers	2.0%
Drug Retail	2.0%
Exchange-Traded Funds - Japan	1.9%
Retail REITs	1.8%
Soft Drinks	1.8%
Electric Utilities	1.5%
Pharmaceuticals	1.5%
Specialized Finance	1.4%
Food Retail	1.3%
Tires & Rubber	1.3%
Electronic Components	1.2%
Other Diversified Financial Services	1.2%
Auto Parts & Equipment	1.1%
Distributors	1.1%
Specialty Chemicals	0.8%
Marine	0.7%
Regional Banks	0.7%
100.0%

*	Portfolio composition is subject to change.

(a)	Amount is less than 0.005%.

ANNUAL REPORT 2018

PORTFOLIO COMPOSITION – October 31, 2018* (Unaudited)

COMMONWEALTH GLOBAL FUND
Country or Security Type	Percentage of Total Investments
United States	43.2%
United Kingdom	11.4%
Japan	7.3%
Switzerland	5.5%
Money Market Funds	4.7%
Netherlands	3.9%
Israel	3.8%
Germany	3.2%
France	2.8%
Chile	2.4%
India	2.3%
Norway	2.0%
South Africa	1.9%
Mexico	1.4%
Call Options Purchased	1.3%
Denmark	0.9%
Panama	0.7%
Bermuda	0.7%
Spain	0.6%
100.0%

COMMONWEALTH REAL ESTATE SECURITIES FUND
Industry or Security Type	Percentage of Total Investments
Specialized REITs	21.3%
Mortgage REITs	7.9%
Office REITs	7.8%
Diversified REITs	6.4%
Hotel & Resort REITs	6.4%
Regional Banks	4.7%
Money Market Funds	4.4%
Construction Materials	4.2%
Residential REITs	4.2%
Industrial REITs	4.0%
Building Products	3.3%
Thrifts & Mortgage Finance	3.1%
Retail REITs	3.0%
Homebuilding	2.5%
Health Care REITs	2.3%
Home Improvement Retail	2.3%
Hotels, Resorts & Cruise Lines	2.2%
Airport Services	2.0%
Exchange-Traded Funds - China	1.9%
Diversified Real Estate Activities	1.4%
Real Estate Operating Companies	1.3%
Construction & Engineering	1.2%
Alternative Carriers	1.1%
IT Consulting & Other Services	1.1%
100.0%

*	Portfolio composition is subject to change.

ANNUAL REPORT 2018

SCHEDULE OF INVESTMENTS – October 31, 2018
Commonwealth Australia/New Zealand Fund

	Shares	Fair Value
COMMON STOCKS (94.00%)
Australia (19.99%)
Biotechnology (1.84%)
CSL Ltd.	2,500	$333,679
Diversified Support Services (1.08%)
Brambles Ltd.	25,950	195,443
Gas Utilities (1.12%)
APA Group	30,000	204,261
Health Care Equipment (2.77%)
Cochlear Ltd.	4,000	503,957
Health Care Facilities (0.44%)
Ramsay Health Care Ltd.	2,000	79,815
Health Care Services (2.50%)
Sonic Healthcare Ltd.	28,382	454,163
Human Resource & Employment Services (1.40%)
SEEK Ltd.	20,000	254,051
Integrated Oil & Gas (0.29%)
Origin Energy Ltd.(a)	10,000	51,813
Internet Software & Services (1.01%)
carsales.com Ltd.	21,151	183,292
Marine Ports & Services (0.77%)
Qube Holdings Ltd.	80,846	140,559
Multi-Utilities (1.99%)
AGL Energy Ltd.	28,358	362,075
Paper Packaging (1.09%)
Orora Ltd.	83,105	198,016
Property & Casualty Insurance (2.70%)
QBE Insurance Group Ltd.	20,000	160,664
Suncorp Group Ltd.	33,170	329,749
		490,413
Regional Banks (0.33%)
Bank of Queensland Ltd.	8,822	60,462
Steel (0.66%)
Coronado Global Resources, Inc. - CDI(a)	50,000	120,363
Total Australia		3,632,362
New Zealand (74.01%)
Air Freight & Logistics (7.36%)
Freightways Ltd.	123,540	595,204
Mainfreight Ltd.	40,000	742,404
		1,337,608
Biotechnology (0.58%)
Pacific Edge Ltd.(a)	400,000	104,651
Distillers & Vintners (1.41%)
Delegat Group Ltd.	41,456	255,786
Diversified Banks (2.54%)
Heartland Bank Ltd.	459,758	461,978
Drug Retail (0.84%)
Green Cross Health Ltd.	181,796	152,290
Electric Utilities (4.19%)
Infratil Ltd.	260,777	582,913
Mercury NZ Ltd.	80,000	177,838
		760,751
Electronic Equipment & Instruments (1.68%)
ikeGPS Group Ltd.(a)	748,033	304,486
Health Care Equipment (2.05%)
Fisher & Paykel Healthcare Corporation Ltd.	41,831	372,065
Health Care Facilities (7.50%)
Arvida Group Ltd.	430,000	364,712
Ryman Healthcare Ltd.	126,000	998,258
		1,362,970
Health Care Services (2.40%)
Abano Healthcare Group Ltd.	90,900	435,988
Home Furnishing Retail (2.20%)
Briscoe Group Ltd.	183,520	400,217
Hotels Resorts & Cruise Lines (3.36%)
Millennium & Copthorne Hotels New Zealand Ltd.	300,000	610,707
Industrial Machinery (1.10%)
Skellerup Holdings Ltd.	150,000	199,936
Marine Ports & Services (24.87%)
Marsden Maritime Holdings Ltd.	81,425	281,236
Port of Tauranga Ltd.	75,000	249,029
South Port New Zealand Ltd.	832,429	3,986,707
		4,516,972
Oil & Gas Refining & Marketing (3.95%)
New Zealand Refining Company Ltd.	345,157	530,834
Z Energy Ltd.	47,000	187,432
		718,266
Other Diversified Financial Services (0.50%)
Turners Automotive Group Ltd.	50,000	91,530

See accompanying notes to financial statements.

ANNUAL REPORT 2018

SCHEDULE OF INVESTMENTS – October 31, 2018
Commonwealth Australia/New Zealand Fund

	Shares	Fair Value
COMMON STOCKS (94.00%) – Continued
New Zealand (74.01%) – Continued
Packaged Foods & Meats (3.41%)
New Zealand King Salmon Investments Ltd.	95,000	$165,165
Sanford Ltd.	93,406	454,495
		619,660
Personal Products (1.85%)
Comvita Ltd.	90,000	335,251
Property & Casualty Insurance (0.53%)
TOWER Ltd.(a)	200,000	96,733
Reinsurance (0.00%)
CBL Corporation Ltd.(a)(b)	255,000	—
Renewable Electricity (1.69%)
Meridian Energy Ltd.	150,000	307,679
Total New Zealand		13,445,524
Total Common Stocks (Cost $11,039,914)		17,077,886

MONEY MARKET FUNDS (0.37%)
Federated Government Obligations Fund, Institutional Class, 2.06%(c)	67,027	$67,027
Total Money Market Funds (Cost $67,027)		67,027
Total Investments (94.37%) (Cost $11,106,941)		17,144,913
Other Assets in Excess of Liabilities (5.63%)		1,022,371
NET ASSETS — 100.00%		$18,167,284

(a)	Non-income producing security.

(b)	Security is being fair valued in accordance with the Trust’s fair valuation policies and represents 0.00% of the Fund’s net assets.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2018.

CDI — Chess Depositary Interest

See accompanying notes to financial statements.

ANNUAL REPORT 2018

SCHEDULE OF INVESTMENTS – October 31, 2018
Africa Fund

	Shares	Fair Value
COMMON STOCKS (86.21%)
Botswana (0.20%)
Food Retail (0.20%)
Choppies Enterprises Ltd.	121,810	$5,450
Egypt (0.78%)
Diversified Banks (0.78%)
Commercial International Bank Egypt SAE	5,000	21,725
South Africa (84.09%)
Agricultural Products (1.06%)
Crookes Brothers Ltd.	8,000	29,285
Airlines (2.95%)
Comair Ltd.	227,570	81,761
Apparel Retail (1.70%)
Mr. Price Group Ltd.	3,000	46,971
Asset Management & Custody Banks (1.74%)
Coronation Fund Managers Ltd.	14,500	48,291
Automotive Retail (0.82%)
Combined Motor Holdings Ltd.	15,000	22,777
Cable & Satellite (4.44%)
Naspers Ltd., N Shares	700	123,027
Coal & Consumable Fuels (0.74%)
Exxaro Resources Ltd.	2,000	20,459
Construction & Engineering (1.50%)
Murray & Roberts Holdings Ltd.	9,000	10,366
Wilson Bayly Holmes-Ovcon Ltd.	3,000	31,118
		41,484
Distributors (0.94%)
Imperial Holdings Ltd. - ADR	2,400	26,148
Diversified Banks (12.21%)
Capitec Bank Holdings Ltd.	2,850	191,395
Nedbank Group Ltd.	3,000	50,622
Standard Bank Group Ltd. - ADR	8,800	96,096
		338,113
Diversified Chemicals (3.75%)
Sasol Ltd. - ADR	3,200	104,064
Environmental & Facilities Services (2.85%)
Interwaste Holdings Ltd.	1,202,469	79,068
Food Distributors (2.14%)
Bid Corporation Ltd.	3,167	59,401
Food Retail (2.37%)
Shoprite Holdings Ltd. - ADR	5,400	65,691
Gold (1.98%)
AngloGold Ashanti Ltd. - ADR	3,000	28,230
Gold Fields Ltd. - ADR	10,000	26,600
		54,830
Health Care Facilities (1.66%)
Mediclinic International Ltd.	9,562	46,010
Human Resource & Employment Services (1.00%)
Adcorp Holdings Ltd.(a)	20,000	27,780
Industrial Conglomerates (1.87%)
Bidvest Group Ltd.	4,167	51,910
Industrial Machinery (1.12%)
Howden Africa Holdings Ltd.(a)	11,000	31,095
Life & Health Insurance (8.76%)
Clientele Ltd.	90,000	103,716
Discovery Ltd.	9,000	96,352
MMI Holdings Ltd.(a)	35,000	42,351
		242,419
Marine (1.13%)
Grindrod Ltd.(a)	70,000	31,413
Other Diversified Financial Services (9.13%)
Alexander Forbes Group Holdings Ltd.	100,000	35,250
FirstRand Ltd.	14,300	62,340
PSG Group Ltd.	10,400	155,093
		252,683
Packaged Foods & Meats (5.99%)
Astral Foods Ltd.	4,000	53,683
Pioneer Foods Group Ltd.	4,000	21,958
RCL Foods Ltd.	57,559	65,355
Tiger Brands Ltd.	1,400	25,015
		166,011
Paper Products (2.23%)
Sappi Ltd.	11,000	61,846
Pharmaceuticals (1.14%)
Aspen Pharmacare Holdings Ltd.	3,000	31,725
Precious Metals & Minerals (1.47%)
Anglo American Platinum Ltd.	800	26,135
Impala Platinum Holdings Ltd.(a)	8,000	14,751
		40,886
Technology Distributors (0.89%)
Alviva Holdings Ltd.	20,700	24,767

See accompanying notes to financial statements.

ANNUAL REPORT 2018

SCHEDULE OF INVESTMENTS – October 31, 2018
Africa Fund

COMMON STOCKS (86.21%) – Continued	Shares	Fair Value
South Africa (84.09%) – Continued
Trading Companies & Distributors (2.16%)
Barloworld Ltd.	4,300	$34,979
Trencor Ltd.	12,000	24,786
		59,765
Trucking (1.07%)
Value Group Ltd.	87,364	29,611
Wireless Telecommunication Services (3.28%)
MTN Group Ltd. - ADR	7,000	40,390
Vodacom Group Ltd.	6,000	50,597
		90,987
Total South Africa		2,330,278
Zambia (1.14%)
Packaged Foods & Meats (1.14%)
Zambeef Products PLC(a)	220,000	31,631
Total Common Stocks (Cost $2,583,794)		2,389,084
EXCHANGE-TRADED FUNDS - 10.33%
Global X MSCI Nigeria ETF	5,550	100,233
VanEck Vectors Africa Index ETF	9,295	186,000
Total Exchange-Traded Funds Cost ($382,549)		286,233
MONEY MARKET FUNDS (2.68%)
Federated Government Obligations Fund, Institutional Class, 2.06%(c)	74,396	74,396
Total Money Market Funds (Cost $74,396)		74,396

	Principal Amount	Fair Value
SOVEREIGN BONDS (0.49%)
South Africa (0.49%)
South Africa Government Bond, 8.00%, 12/21/2018(b)	200,000	$13,584
Total Sovereign Bonds (Cost $26,103)		13,584
Total Investments (99.71%) (Cost $3,066,842)		2,763,297
Other Assets in Excess of Liabilities (0.29%)		7,913
NET ASSETS — 100.00%		$2,771,210

(a)	Non-income producing security.

(b)	Principal amount shown is in South African Rand; value shown in U.S. Dollars.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2018.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

See accompanying notes to financial statements.

ANNUAL REPORT 2018

SCHEDULE OF INVESTMENTS – October 31, 2018
Commonwealth Japan Fund

	Shares	Fair Value
COMMON STOCKS (93.37%)
Japan (93.37%)
Air Freight & Logistics (4.39%)
Kintetsu World Express, Inc.	4,000	$62,236
Yamato Holdings Company Ltd.	7,000	191,378
		253,614
Auto Parts & Equipment (1.05%)
NGK Spark Plug Company Ltd.	3,000	60,708
Automobile Manufacturers (2.02%)
Toyota Motor Corporation - ADR	1,000	117,050
Brewers (2.89%)
Kirin Holdings Company Ltd.	7,000	167,046
Construction & Engineering (4.69%)
Kajima Corporation	12,850	165,470
Taihei Dengyo Kaisha Ltd.	3,000	70,691
Takada Corporation	6,000	34,702
		270,863
Consumer Electronics (2.81%)
Sony Corporation - ADR	3,000	162,390
Distributors (1.03%)
Yamae Hisano Company Ltd.	5,200	59,663
Diversified Real Estate Activities (4.52%)
Mitsui Fudosan Company Ltd.	3,000	67,570
Sumitomo Realty & Development Company Ltd.	4,000	137,446
Tokyu Fudosan Holdings Corporation	10,000	56,346
		261,362
Drug Retail (1.98%)
Sugi Holdings Company Ltd.	2,500	114,470
Electric Utilities (1.53%)
Tohoku Electric Power Company, Inc.	7,000	88,446
Electronic Components (1.22%)
ALPS Electric Company Ltd.	3,000	70,722
Electronic Equipment & Instruments (2.12%)
Hitachi Ltd.	4,000	122,286
Food Retail (1.27%)
Maxvalu Kyushu Company Ltd.	3,000	73,647
Health Care Equipment (6.38%)
CYBERDYNE, Inc.(a)	14,000	98,618
Terumo Corporation	5,000	269,922
		368,540
Health Care Supplies (12.06%)
Asahi Intecc Company Ltd.	11,500	470,995
Hoya Corporation	4,000	226,313
		697,308
Household Products (2.82%)
Unicharm Corporation	6,000	162,780
Industrial Machinery (3.48%)
FANUC Corporation	700	121,782
Meidensha Corporation	5,600	79,338
		201,120
IT Consulting & Other Services (2.73%)
INES Corporation	5,000	58,354
Otsuka Corporation	3,000	99,511
		157,865
Leisure Products (3.21%)
Sankyo Company Ltd.	2,000	76,365
Shimano, Inc.	800	109,265
		185,630
Life & Health Insurance (6.06%)
Dai-ichi Life Insurance Holdings, Inc.	11,000	206,428
T&D Holdings, Inc.	9,000	143,878
		350,306
Marine (0.69%)
Kawasaki Kisen Kaisha Ltd.(a)	3,000	39,978
Other Diversified Financial Services (1.13%)
ORIX Corporation	4,000	65,167
Pharmaceuticals (1.45%)
Sosei Group Corporation(a)	10,800	83,906
Railroads (11.56%)
East Japan Railway Company	1,500	131,012
Hankyu Hanshin Holdings, Inc.	4,400	145,341
Keikyu Corporation	6,500	96,204
Keio Corporation	3,600	195,540
Tobu Railway Company Ltd.	3,600	100,130
		668,227
Regional Banks (0.66%)
Nishi-Nippon Financial Holdings, Inc.	4,000	38,014
Retail REITs (1.83%)
Fukuoka REIT Corporation	70	105,672
Soft Drinks (1.81%)
Coca-Cola West Company Ltd.	4,000	104,689

See accompanying notes to financial statements.

ANNUAL REPORT 2018

SCHEDULE OF INVESTMENTS – October 31, 2018
Commonwealth Japan Fund

	Shares	Fair Value
COMMON STOCKS (93.37%) – Continued
Japan (93.37%) – Continued
Specialized Finance (1.39%)
Kyushu Leasing Service Company Ltd.	13,000	$80,234
Specialty Chemicals (0.77%)
JSR Corporation	3,000	44,712
Tires & Rubber (1.33%)
Bridgestone Corporation	2,000	77,123
Trucking (2.49%)
Daiichi Koutsu Sangyo Company Ltd.	7,200	48,952
Nippon Express Company Ltd.	1,500	94,667
		143,619
Total Common Stocks (Cost $3,661,795)		5,397,157
EXCHANGE-TRADED FUNDS - 1.90%
iShares MSCI Japan ETF	2,000	109,680
Total Exchange-Traded Funds Cost ($118,531)		109,680
MONEY MARKET FUNDS (4.05%)
Federated Government Obligations Fund, Institutional Class, 2.06%(b)	233,989	$233,989
Total Money Market Funds (Cost $233,989)		233,989
Total Investments (99.32%) (Cost $4,014,315)		5,740,826
Other Assets in Excess of Liabilities (0.68%)		39,490
NET ASSETS — 100.00%		$5,780,316

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2018.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

ANNUAL REPORT 2018

SCHEDULE OF INVESTMENTS – October 31, 2018
Commonwealth Global Fund

	Shares	Fair Value
COMMON STOCKS (95.30%)
Bermuda (0.72%)
Reinsurance (0.72%)
Blue Capital Reinsurance Holdings Ltd.	14,000	$109,340
Chile (2.38%)
Brewers (2.38%)
Cia Cervecerias Unidas SA - ADR	14,401	361,033
Denmark (0.94%)
Diversified Banks (0.94%)
Danske Bank A/S - ADR	15,000	142,950
France (2.84%)
Diversified Chemicals (2.84%)
Arkema SA - ADR	4,130	430,945
Germany (3.28%)
Automobile Manufacturers (0.63%)
Porsche Automobil Holding SE - ADR	15,000	94,950
Industrial Conglomerates (2.65%)
Siemens AG - ADR	7,000	402,080
Total Germany		497,030
India (2.35%)
Diversified Banks (2.35%)
HDFC Bank Ltd. - ADR	4,000	355,640
Israel (3.84%)
Application Software (3.84%)
NICE-Systems Ltd. - ADR(a)	5,500	582,670
Japan (7.37%)
Consumer Electronics (1.79%)
Sony Corporation - ADR	5,000	270,650
Electrical Components & Equipment (3.17%)
Nidec Corporation - ADR	15,000	480,675
Tires & Rubber (2.41%)
Bridgestone Corporation - ADR	19,000	365,180
Total Japan		1,116,505
Mexico (1.42%)
Broadcasting (1.42%)
Grupo Televisa SA - ADR	15,000	215,700
Netherlands (3.97%)
Diversified Banks (0.78%)
ING Groep N.V. - ADR	10,000	118,100
Personal Products (3.19%)
Unilever N.V. - ADR	9,000	484,020
Total Netherlands		602,120
Norway (2.05%)
Multi-Line Insurance (2.05%)
Gjensidige Forsikring ASA - ADR	20,000	310,770
Panama (0.72%)
Airlines (0.72%)
Copa Holdings, SA, Class A	1,500	108,645
South Africa (1.93%)
Food Retail (1.93%)
Shoprite Holdings Ltd. - ADR	24,000	291,960
Spain (0.63%)
Diversified Banks (0.63%)
Banco Santander S.A. - ADR	20,000	95,600
Switzerland (5.60%)
Packaged Foods & Meats (3.20%)
Nestlé SA - ADR	5,750	484,610
Pharmaceuticals (2.40%)
Roche Holding AG - ADR	12,000	364,320
Total Switzerland		848,930
United Kingdom (11.50%)
Distillers & Vintners (2.55%)
Diageo PLC - ADR	2,800	386,848
Integrated Oil & Gas (3.72%)
BP PLC - ADR	12,999	563,767
Pharmaceuticals (3.73%)
AstraZeneca plc - ADR	8,000	310,240
GlaxoSmithKline plc - ADR	6,500	253,890
		564,130
Publishing (1.50%)
Pearson PLC - ADR	20,000	228,000
Total United Kingdom		1,742,745
United States (43.76%)
Alternative Carriers (1.26%)
ORBCOMM, Inc.(a)	20,000	190,600
Automotive Retail (1.52%)
Group 1 Automotive, Inc.	4,000	230,960
Biotechnology (2.01%)
United Therapeutics Corporation(a)	2,750	304,865
Broadcasting (0.97%)
Beasley Broadcast Group, Inc., Class A	22,000	146,740
Communications Equipment (2.44%)
KVH Industries, Inc.(a)	30,000	370,500

See accompanying notes to financial statements.

ANNUAL REPORT 2018

SCHEDULE OF INVESTMENTS – October 31, 2018
Commonwealth Global Fund

	Shares	Fair Value
COMMON STOCKS (95.30%) – Continued
United States (43.76%) – Continued
Construction Machinery & Heavy Trucks (2.87%)
Miller Industries, Inc.	18,000	$435,060
Diversified Banks (1.46%)
Wells Fargo & Company	4,161	221,490
Gas Utilities (1.28%)
Northwest Natural Holdings Company	3,000	194,370
Health Care Supplies (1.14%)
Dentsply Sirona, Inc.	5,000	173,150
Home Entertainment Software (1.20%)
Electronic Arts, Inc.(a)	2,000	181,960
Household Products (2.05%)
Procter & Gamble Company (The)	3,500	310,380
Industrial Machinery (0.96%)
Briggs & Stratton Corporation	10,000	145,300
Integrated Oil & Gas (1.84%)
Chevron Corporation	2,500	279,125
Life Sciences Tools & Services (3.08%)
Thermo Fisher Scientific, Inc.	2,000	467,300
Oil & Gas Equipment & Services (1.37%)
Halliburton Company	6,000	208,080

Packaged Foods & Meats (0.96%)
Cal-Maine Foods, Inc.	3,000	146,010
Railroads (5.05%)
Genesee & Wyoming, Inc., Class A(a)	2,250	178,268
Norfolk Southern Corporation	3,500	587,405
		765,673
Regional Banks (1.01%)
Umpqua Holdings Corporation	8,000	153,600
Semiconductors (2.29%)
Skyworks Solutions, Inc.	4,000	347,040
Technology Hardware Storage & Peripherals (9.00%)
Apple, Inc.	3,000	656,580
NetApp, Inc.	9,000	706,409
		1,362,989
Total United States		6,635,192
Total Common Stocks (Cost $10,459,109)		14,447,775
MONEY MARKET FUNDS (4.70%)
Federated Government Obligations Fund, Institutional Class, 2.06%(b)	712,393	712,393
Total Money Market Funds (Cost $712,393)		712,393

CALL OPTIONS PURCHASED (1.33%)(a)	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
United States (1.33%)

Intel Corporation	35	$164,080	$28.00	January 2019	$64,925
Microsoft Corporation	15	160,215	67.50	January 2019	56,100
Walt Disney Company (The)	30	344,490	90.00	January 2019	80,250
Total Call Options Purchased (Cost $76,118)					201,275

Total Investments (101.33%) (Cost $11,247,620)	15,361,443
Liabilities in Excess of Other Assets (-1.33%)	(201,849)
NET ASSETS — 100.00%	$15,159,594

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2018.

ADR — American Depositary Receipt

See accompanying notes to financial statements.

ANNUAL REPORT 2018

SCHEDULE OF INVESTMENTS – October 31, 2018
Commonwealth Real Estate Securities Fund

	Shares	Fair Value
COMMON STOCKS (93.86%)
Airport Services (2.01%)
Grupo Aeroportuario del Sureste SAB de CV - ADR	1,300	$214,526
Alternative Carriers (1.12%)
Zayo Group Holdings, Inc.(a)	4,000	119,520
Building Products (3.35%)
Lennox International, Inc.	1,700	358,513
Construction & Engineering (1.20%)
Kajima Corporation - ADR	10,000	128,350
Construction Materials (4.20%)
James Hardie Industries PLC - ADR	25,000	334,500
Summit Materials, Inc., Class A - ADR(a)	8,535	115,223
		449,723
Diversified Real Estate Activities (1.38%)
Lend Lease Group - ADR	11,900	147,560
Diversified REITs (6.38%)
STORE Capital Corporation	7,600	220,628
Washington Real Estate Investment Trust	6,000	167,220
WP Carey, Inc.	4,470	295,065
		682,913
Health Care REITs (2.26%)
Ventas, Inc.	2,750	159,610
Welltower, Inc. (b)	1,250	82,588
		242,198
Home Improvement Retail (2.31%)
Lowe's Companies, Inc.	2,600	247,572
Homebuilding (2.47%)
NVR, Inc.(a)	50	111,952
Toll Brothers, Inc.	4,500	151,470
		263,422
Hotel & Resort REITs (6.41%)
Host Hotels & Resorts, Inc.	7,717	147,472
Pebblebrook Hotel Trust	5,000	168,550
Ryman Hospitality Properties, Inc.	3,024	234,632
Summit Hotel Properties, Inc.	11,700	134,784
		685,438
Hotels Resorts & Cruise Lines (2.17%)
Intercontinental Hotels Group PLC - ADR	4,319	232,189
Industrial REITs (4.04%)
EastGroup Properties, Inc.	1,200	114,948
Monmouth Real Estate Investment Corporation, Class A	2,000	29,920
Prologis, Inc.	2,000	128,940
STAG Industrial, Inc.	6,000	158,760
		432,568
IT Consulting & Other Services (1.10%)
InterXion Holding N.V.(a)	2,000	117,740
Mortgage REITs (7.87%)
Annaly Capital Management, Inc.	13,200	130,284
Granite Point Mortgage Trust, Inc.	12,000	223,319
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7,600	157,700
Ladder Capital Corporation	9,034	152,133
New Residential Investment Corporation	10,000	178,800
		842,236
Office REITs (7.86%)
Alexandria Real Estate Equities, Inc.	1,850	226,126
Boston Properties, Inc.	1,450	175,102
Douglas Emmett, Inc.	3,000	108,570
SL Green Realty Corporation	2,720	248,227
Vornado Realty Trust	1,207	82,173
		840,198
Real Estate Operating Companies (1.31%)
IRSA Inversiones y Representaciones SA - ADR	5,046	67,465
IRSA Propiedades Comerciales SA - ADR	2,950	72,275
		139,740
Regional Banks (4.72%)
ConnectOne Bancorp, Inc.	6,700	138,891
PacWest Bancorp(b)	1,480	60,118
Regions Financial Corporation(b)	18,000	305,460
		504,469
Residential REITs (4.24%)
AvalonBay Communities, Inc.	1,300	227,994
Essex Property Trust, Inc.	900	225,702
		453,696
Retail REITs (3.00%)
Acadia Realty Trust	1,485	41,342
National Retail Properties, Inc.	4,000	187,000
Simon Property Group, Inc.	500	91,760
		320,102

See accompanying notes to financial statements.

ANNUAL REPORT 2018

SCHEDULE OF INVESTMENTS – October 31, 2018
Commonwealth Real Estate Securities Fund

	Shares	Fair Value
COMMON STOCKS (93.86%) – Continued
Specialized REITs (21.38%)
American Tower Corporation, Class A	2,500	$389,524
Crown Castle International Corporation	2,000	217,480
CyrusOne, Inc.	1,200	63,876
Digital Realty Trust, Inc.	2,141	221,080
Extra Space Storage, Inc.	2,500	225,150
Folkestone Education Trust (Australia)	78,244	157,884
Gladstone Land Corporation	9,700	121,347
Global Self Storage, Inc.	26,000	105,040
Iron Mountain, Inc.	7,200	220,392
Jernigan Capital, Inc.	5,500	107,635
SBA Communications Corporation, Class A(a)	2,000	324,340
Weyerhaeuser Company	5,000	133,150
		2,286,898
Thrifts & Mortgage Finance (3.08%)
FS Bancorp, Inc.	2,791	125,986
Harleysville Financial Corporation	8,675	203,862
		329,848
Total Common Stocks (Cost $7,054,760)		10,039,419
EXCHANGE-TRADED FUNDS (1.92%)
Invesco China Real Estate ETF	8,500	205,020
Total Exchange-Traded Funds Cost ($144,153)		205,020
MONEY MARKET FUNDS (4.40%)
Federated Government Obligations Fund, Institutional Class, 2.06%(c)	471,109	$471,109
Total Money Market Funds (Cost $471,109)		471,109
Total Investments (100.18%) (Cost $7,670,022)		10,715,548
Liabilities in Excess of Other Assets (-0.18%)		(19,745)
NET ASSETS — 100.00%		$10,695,803

(a)	Non-income producing security.

(b)	Subject to call options written.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2018.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

The industries shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS – October 31, 2018

	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
Written Call Options (-0.07%)
PacWest Bancorp	(14)	$(56,868)	$55.00	December 2018	$(210)
Regions Financial Corporation	(180)	(305,460)	19.00	January 2019	(4,500)
Welltower, Inc.	(12)	(79,284)	65.00	December 2018	(3,000)
Total Written Call Options (Premiums Received $14,928)					$(7,710)

See accompanying notes to financial statements.

ANNUAL REPORT 2018

STATEMENTS OF ASSETS AND LIABILITIES – October 31, 2018

	Commonwealth Australia/New Zealand Fund	Africa Fund	Commonwealth Japan Fund	Commonwealth Global Fund	Commonwealth Real Estate Securities Fund
ASSETS
Investments in securities at fair value (cost $11,106,941, $3,066,842, $4,014,315, $11,247,620 and $7,670,022)	$17,144,913	$2,763,297	$5,740,826	$15,361,443	$10,715,548
Foreign currencies, at value (cost $787,579, $35,662, $90,238, $— and $—)	771,952	35,339	88,787	—	—
Receivable for fund shares sold	560	520	520	171	500
Receivable for investments sold	184,070	10,176	—	—	—
Receivable from Advisor	—	1,322	1,297	—	—
Dividends and interest receivable	102,868	792	27,634	8,187	7,791
Tax reclaims receivable	—	1,104	—	48	—
Prepaid expenses	26,341	7,379	14,668	26,855	16,589
Total Assets	18,230,704	2,819,929	5,873,732	15,396,704	10,740,428
LIABILITIES
Options written, at value (premium received $—, $—, $—, $— and $14,928)	—	—	—	—	7,710
Payable for fund shares redeemed	455	—	—	3,000	—
Payable for investments purchased	—	40,587	76,999	182,400	—
Payable to Advisor	11,787	—	—	9,884	6,888
Distribution (12b-1) fees accrued	6,206	932	2,460	4,971	3,711
Payable to Administrator	9,077	1,315	3,073	7,882	5,737
Payable to trustees	6,966	1,048	2,237	5,990	4,260
Other accrued expenses	28,929	4,837	8,647	22,983	16,319
Total Liabilities	63,420	48,719	93,416	237,110	44,625
NET ASSETS	$18,167,284	$2,771,210	$5,780,316	$15,159,594	$10,695,803
NET ASSETS CONSIST OF:
Paid-in capital	11,753,055	3,384,460	4,075,883	11,129,249	7,598,089
Accumulated earnings (deficit)	6,414,229	(613,250)	1,704,433	4,030,345	3,097,714
NET ASSETS	$18,167,284	$2,771,210	$5,780,316	$15,159,594	$10,695,803
Shares outstanding (unlimited number of shares authorized, no par value)	1,413,402	348,532	1,580,906	1,027,899	696,637
Net asset value, offering and redemption price per share(a)	$12.85	$7.95	$3.66	$14.75	$15.35

(a)

Subject to certain exceptions, a 2% redemption fee is imposed upon shares redeemed within 14 calendar days of their purchase. See Note 3 in the Notes to Financial Statements. Par value $0.01, unlimited shares authorized.

See accompanying notes to financial statements.

ANNUAL REPORT 2018

STATEMENTS OF OPERATIONS – For the year ended October 31, 2018

	Commonwealth Australia/New Zealand Fund	Africa Fund	Commonwealth Japan Fund	Commonwealth Global Fund	Commonwealth Real Estate Securities Fund
Investment Income
Dividend income (net of foreign taxes withheld of $131,825, $14,434, $13,571, $51,960 and $8,433)	$643,963	$70,266	$80,837	$317,893	$299,418
Interest income	4,099	1,124	—	—	—
Total investment income	648,062	71,390	80,837	317,893	299,418
Expenses
Investment Advisor	150,250	24,155	45,007	122,908	86,554
Administration	113,532	18,161	34,122	93,266	65,920
Distribution (12b-1)	50,083	8,051	15,002	40,969	28,851
Legal	37,622	6,059	10,960	30,205	21,446
Trustee	28,172	4,702	8,787	23,558	16,781
Audit and tax preparation	23,679	4,869	8,178	20,562	15,212
Registration	18,851	19,009	19,342	18,509	18,994
Insurance	17,396	2,252	4,143	12,789	8,777
Custodian	13,311	3,742	4,710	4,635	4,997
Chief Compliance Officer	12,673	1,984	3,707	10,278	7,261
Printing	12,317	2,201	3,853	9,928	7,174
Interest expense	747	—	—	—	176
Miscellaneous	4,788	1,269	1,865	4,181	3,828
Total expenses	483,421	96,454	159,676	391,788	285,971
Fees contractually waived and expenses reimbursed by Advisor	—	(40,093)	(54,644)	—	—
Net operating expenses	483,421	56,361	105,032	391,788	285,971
Net investment income (loss)	164,641	15,029	(24,195)	(73,895)	13,447
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment securities transactions	459,130	(44,985)	(700)	69,884	47,318
Net increase from payments by Advisor for investment losses	—	256	—	—	1,555
Foreign currency translations	(56,838)	(913)	(1,124)	—	(1,772)
Written option contracts	—	—	—	5,983	6,188
Total net realized gain (loss)	402,292	(45,642)	(1,824)	75,867	53,289
Net change in unrealized appreciation (depreciation) on:
Investment securities	(704,195)	(358,491)	(250,271)	(528,350)	(971,376)
Foreign currency	(4,376)	1,148	(692)	—	—
Purchased option contracts	—	—	—	(87,058)	(7,709)
Written option contracts	—	—	—	26,657	5,174
Total net change in unrealized depreciation	(708,571)	(357,343)	(250,963)	(588,751)	(973,911)
Net realized and change in unrealized loss on investments	(306,279)	(402,985)	(252,787)	(512,884)	(920,622)
Net decrease in net assets resulting from operations	$(141,638)	$(387,956)	$(276,982)	$(586,779)	$(907,175)

See accompanying notes to financial statements.

ANNUAL REPORT 2018

STATEMENTS OF CHANGES IN NET ASSETS

	Commonwealth Australia/New Zealand Fund		Africa Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017(a)	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017(a)
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income (loss)	$164,641	$198,469	$15,029	$9,709
Net realized gain (loss)	402,292	21,783	(45,642)	(200,403)
Net change in unrealized appreciation (depreciation)	(708,571)	1,421,065	(357,343)	422,397
Change in net assets resulting from operations	(141,638)	1,641,317	(387,956)	231,703
Distributions To Shareholders From:
Earnings	(126,836)	(474,706)	(12,441)	(15,019)
Capital Transactions:
Proceeds from shares sold	626,966	2,621,587	809,172	353,549
Reinvestment of distributions	125,196	468,373	12,415	14,987
Amount paid for shares redeemed	(3,161,466)	(2,684,658)	(416,130)	(217,899)
Redemption fees	3	27	48	203
Change in net assets resulting from capital transactions	(2,409,301)	405,329	405,505	150,840
Net Increase (Decrease) in Net Assets	(2,677,775)	1,571,940	5,108	367,524
Net Assets:
Beginning of year	20,845,059	19,273,119	2,766,102	2,398,578
End of year	$18,167,284	$20,845,059	$2,771,210	$2,766,102
Share Transactions:
Shares sold	45,600	208,452	81,400	40,412
Shares issued in reinvestment of distributions	9,199	39,031	1,273	1,921
Shares redeemed	(229,303)	(208,988)	(41,348)	(25,797)
Change in shares outstanding	(174,504)	38,495	41,325	16,536

(a)

For the year ended October 31, 2017, distributions to shareholders from earnings for the Commonwealth Australia/New Zealand Fund and Africa Fund were from net investment income. For the year ended October 31, 2017, distributions to shareholders from earnings for the Commonwealth Global Fund were from net realized gains. As of October 31, 2017, accumulated net investment income (loss) for the Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund was $126,835, $12,441, $(16,007), $(68,763) and $0, respectively.

See accompanying notes to financial statements.

ANNUAL REPORT 2018

STATEMENTS OF CHANGES IN NET ASSETS

Commonwealth Japan Fund		Commonwealth Global Fund		Commonwealth Real Estate Securities Fund
For the Year Ended October 31, 2018	For the Year Ended October 31, 2017(a)	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017(a)	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

$(24,195)	$(24,432)	$(73,895)	$(82,903)	$13,447	$18
(1,824)	448,295	75,867	(16,587)	53,289	91,094
(250,963)	209,926	(588,751)	2,190,279	(973,911)	1,411,848
(276,982)	633,789	(586,779)	2,090,789	(907,175)	1,502,960

—	—	—	(627,731)	(40,177)	—

1,357,759	425,990	347,462	489,840	1,085,271	476,975
—	—	—	625,566	39,779	—
(676,721)	(571,433)	(875,122)	(949,612)	(645,071)	(381,683)
2	—	—	—	—	—
681,040	(145,443)	(527,660)	165,794	479,979	95,292
404,058	488,346	(1,114,439)	1,628,852	(467,373)	1,598,252

5,376,258	4,887,912	16,274,033	14,645,181	11,163,176	9,564,924
$5,780,316	$5,376,258	$15,159,594	$16,274,033	$10,695,803	$11,163,176

348,208	126,902	21,935	33,816	64,578	30,098
—	—	—	45,829	2,330	—
(175,623)	(165,568)	(55,868)	(66,070)	(39,634)	(24,709)
172,585	(38,666)	(33,933)	13,575	27,274	5,389

See accompanying notes to financial statements.

ANNUAL REPORT 2018

FINANCIAL HIGHLIGHTS
Commonwealth Australia/New Zealand Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Net asset value, beginning of year	$13.13	$12.44	$10.46	$12.54	$13.25
Change in net assets from operations:
Net investment income	0.12	0.13	0.21	0.18	0.15
Net realized and unrealized gain (loss) from investments	(0.32)	0.87	2.08	(1.38)	(0.40)
Total from investment activities	(0.20)	1.00	2.29	(1.20)	(0.25)
Distributions:
Net investment income	(0.08)	(0.31)	(0.31)	(0.11)	(0.22)
Net realized gains	—	—	—	(0.77)	(0.24)
Total distributions	(0.08)	(0.31)	(0.31)	(0.88)	(0.46)
Redemption fees	— (a)	— (a)	— (a)	—	— (a)
Net asset value, end of year	$12.85	$13.13	$12.44	$10.46	$12.54
Total Return	(1.55)%	8.25%	22.51%	(10.15)%	(1.74)%
Net assets, at end of year (000 omitted)	$18,167	$20,845	$19,273	$17,398	$20,501
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	2.41%	2.59%	2.84%	3.29%	3.08%
Ratio of gross expenses before waivers and/or reimbursements	2.41%	2.59%	2.84%	3.31%	3.08%
Ratio of net investment income to average net assets	0.82%	0.95%	1.92%	1.55%	1.11%
Portfolio turnover rate	14%	31%	26%	9%	16%

(a)	Rounds to less than $0.005 per share.

See accompanying notes to financial statements.

ANNUAL REPORT 2018

FINANCIAL HIGHLIGHTS
Africa Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
Net asset value, beginning of year	$9.00	$8.25	$8.45	$9.96		$10.38
Change in net assets from operations:
Net investment income	0.04	0.03	0.05	0.07		0.01
Net realized and unrealized gain (loss) from investments	(1.05)	0.77	(0.20)	(1.58)		(0.25)
Total from investment activities	(1.01)	0.80	(0.15)	(1.51)		(0.24)
Distributions:
Net investment income	(0.04)	(0.05)	(0.05)	—		(0.14)
Net realized gains	—	—	—	—		(0.04)
Total distributions	(0.04)	(0.05)	(0.05)	—		(0.18)
Redemption fees	— (a)	— (a)	—	—		— (a)
Net asset value, end of year	$7.95	$9.00	$8.25	$8.45		$9.96
Total Return	(11.30)%	9.82%	(1.67)%	(15.16)%		(2.32)%
Net assets, at end of year (000 omitted)	$2,771	$2,766	$2,399	$2,215		$2,478
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.84	%(b)	2.00%
Ratio of gross expenses before waivers and/or reimbursements	2.99%	3.29%	4.04%	5.99%		5.69%
Ratio of net investment income to average net assets	0.47%	0.38%	0.67%	0.75%		0.11%
Portfolio turnover rate	4%	12%	13%	1%		4%

(a)	Rounds to less than $0.005 per share.

(b)

Effective March 1, 2015, the Fund’s Board approved a fee reduction agreement between the Trust and FCA Corp that limits Fund expenses to 1.50% of average net assets, exclusive of the 0.25% distribution fee.

See accompanying notes to financial statements.

ANNUAL REPORT 2018

FINANCIAL HIGHLIGHTS
Commonwealth Japan Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Net asset value, beginning of year	$3.82	$3.38	$3.30		$3.05	$3.08
Change in net assets from operations:
Net investment loss	(0.01)	(0.02)	(0.03)		(0.07)	(0.05)
Net realized and unrealized gain (loss) from investments	(0.15)	0.46	0.11		0.32	0.02
Total from investment activities	(0.16)	0.44	0.08		0.25	(0.03)
Redemption fees	— (a)	—	—		—	— (a)
Net asset value, end of year	$3.66	$3.82	$3.38		$3.30	$3.05
Total Return	(4.19)%	13.02%	2.42%		8.20%	(0.97)%
Net assets, at end of year (000 omitted)	$5,780	$5,376	$4,888		$5,336	$4,902
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	1.75%	1.75%	2.03	%(b)	3.55%	3.49%
Ratio of gross expenses before waivers and/or reimbursements	2.66%	2.88%	3.22%		4.33%	4.24%
Ratio of net investment loss to average net assets	(0.40)%	(0.48)%	(0.54)%		(2.35)%	(2.22)%
Portfolio turnover rate	1%	14%	4%		10%	9%

(a)	Rounds to less than $0.005 per share.

(b)

Effective March 1, 2016, the Fund’s Board approved a fee reduction agreement between the Trust and FCA Corp that limits Fund expenses to 1.50% of average net assets, exclusive of the 0.25% distribution fee.

See accompanying notes to financial statements.

ANNUAL REPORT 2018

FINANCIAL HIGHLIGHTS
Commonwealth Global Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Net asset value, beginning of year	$15.33	$13.97	$13.95	$16.78	$17.00
Change in net assets from operations:
Net investment loss	(0.07)	(0.08)	(0.07)	(0.15)	(0.08)
Net realized and unrealized gain (loss) from investments	(0.51)	2.04	0.09	(1.35)	0.50
Total from investment activities	(0.58)	1.96	0.02	(1.50)	0.42
Distributions:
Net realized gains	—	(0.60)	—	(1.33)	(0.64)
Total distributions	—	(0.60)	—	(1.33)	(0.64)
Redemption fees	—	—	— (a)	— (a)	—
Net asset value, end of year	$14.75	$15.33	$13.97	$13.95	$16.78
Total Return	(3.78)%	14.60%	0.14%	(9.42)%	2.56%
Net assets, at end of year (000 omitted)	$15,160	$16,274	$14,645	$15,210	$16,637
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	2.39%	2.53%	2.92%	3.31%	3.08%
Ratio of gross expenses before waivers and/or reimbursements	2.39%	2.53%	2.92%	3.34%	3.08%
Ratio of net investment loss to average net assets	(0.45)%	(0.53)%	(0.48)%	(1.03)%	(0.52)%
Portfolio turnover rate	6%	11%	45%	45%	27%

(a)	Rounds to less than $0.005 per share.

See accompanying notes to financial statements.

ANNUAL REPORT 2018

FINANCIAL HIGHLIGHTS
Commonwealth Real Estate Securities Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Net asset value, beginning of year	$16.68	$14.41	$14.62	$14.35	$12.55
Change in net assets from operations:
Net investment income (loss)	0.02	— (a)	— (a)	(0.14)	0.02
Net realized and unrealized gain (loss) from investments	(1.29)	2.27	— (a)	0.41	1.78
Total from investment activities	(1.27)	2.27	—	0.27	1.80
Distributions:
Net realized gains	(0.06)	—	(0.21)	—	—
Total distributions	(0.06)	—	(0.21)	—	—
Net asset value, end of year	$15.35	$16.68	$14.41	$14.62	$14.35
Total Return	(7.66)%	15.75%	0.07%	1.88%	14.34%
Net assets, at end of year (000 omitted)	$10,696	$11,163	$9,565	$9,719	$9,537
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	2.48%	2.61%	2.93%	3.35%	3.20%
Ratio of gross expenses before waivers and/or reimbursements	2.48%	2.61%	2.93%	3.38%	3.20%
Ratio of net investment income (loss) to average net assets	0.12%	—%	(0.01)%	(0.93)%	0.10%
Portfolio turnover rate	20%	13%	12%	10%	16%

(a)	Rounds to less than $0.005 per share.

See accompanying notes to financial statements.

ANNUAL REPORT 2018

NOTES TO FINANCIAL STATEMENTS – October 31, 2018

Note 1 – Organization

Commonwealth International Series Trust (the ‘‘Trust’’) was organized as a Massachusetts business trust on May 2, 1986, and is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as an open-end management investment company. The Trust currently consists of five diversified series: the Commonwealth Australia/New Zealand Fund (the ‘‘Australia/New Zealand Fund’’), the Africa Fund, the Commonwealth Japan Fund (the ‘‘Japan Fund’’), the Commonwealth Global Fund (the ‘‘Global Fund’’) and the Commonwealth Real Estate Securities Fund (the ‘‘Real Estate Securities Fund’’) (each a ‘‘Fund’’ and collectively the ‘‘Funds’’).

Note 2 – Investment Objectives

Each Fund’s investment objective is to provide long-term capital appreciation and current income. Under normal market conditions, each Fund (other than the Global Fund) invests at least 80% of its assets in the country or asset class specified in its name (i.e., Australia/New Zealand, Africa, Japan or Real Estate).

Note 3 – Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A) Valuation of Securities – Each Fund’s assets and liabilities are valued normally on the basis of market quotations or official closing prices or, if there is no recent last sales price available, reference is made to the last mean quotation in the principal market in which the securities are normally traded. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use one or more pricing models. Short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost only if the Trust can reasonably conclude, at each time it makes a valuation determination, that the amortized cost value of the portfolio security is approximately the same as the fair value of the security as determined without the use of amortized cost valuation. Investments in open-end investment companies are valued at net asset value. If Fund management determines that market quotations or official closing prices are not readily available or do not accurately reflect the fair value for a security, the fair value of the security or securities will be determined in accordance with procedures established by the Board of Trustees (the “Board”). Fair value prices are generally provided by an independent fair value pricing service. The Funds have instituted a policy whereby the value of certain equity securities listed or traded on foreign security exchanges may be valued by an independent fair value pricing service on any day when certain conditions are met (trigger). The Australia/New Zealand Fund, Africa Fund and Japan Fund have retained an independent fair value pricing service to assist in the fair valuing of these foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value. For the Australia/New Zealand Fund and Japan Fund, the trigger is based on a comparison between the S&P 500® Futures Index at the time of Tokyo market close to the S&P 500® Futures Index at the time of the New York market close. For the Africa Fund, the trigger is based on a comparison between the S&P 500® Futures Index at the time of London market close to the S&P 500® Futures Index at the time of the New York market close.

ANNUAL REPORT 2018

NOTES TO FINANCIAL STATEMENTS – October 31, 2018 – (Continued)

B) Fair Value Measurements – The Funds’ investments have been categorized by tiers dependent upon the various ‘‘inputs’’ used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including management’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stocks, preferred stocks and exchange-traded funds. Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. Investments in other open-end registered investment companies, including money market funds, are valued at net asset value. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets, valued by reference to similar instruments or whose inputs are observable and timely would be categorized in Level 2 of the fair value hierarchy.

Corporate and Sovereign Bonds. The fair value of corporate bonds may be estimated using recently executed transactions, market price quotations (where observable), bond spreads, and/or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Domestically held corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they would be categorized in Level 3 of the fair value hierarchy.

Written/Purchased Options. Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are generally categorized in Level 1 of the fair value hierarchy. If there is no reported close price on the valuation date, long positions are valued at the most recent bid price and short positions are valued at the most recent ask price. In this instance, the securities would generally be categorized as Level 2.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2018:

	Australia/New Zealand Fund
	Level 1	Level 2	Level 3		Total
Security Type
Common Stocks(a)	$120,363	$16,957,523	$—	(b)	$17,077,886
Money Market Funds	67,027	—	—		67,027
Total	$187,390	$16,957,523	$—		$17,144,913

ANNUAL REPORT 2018

NOTES TO FINANCIAL STATEMENTS – October 31, 2018 – (Continued)

	Africa Fund
	Level 1	Level 2	Level 3	Total
Security Type
Common Stocks(a)	$2,389,084	$—	$—	$2,389,084
Exchange-Traded Funds	286,233	—	—	286,233
Money Market Funds	74,396	—	—	74,396
Sovereign Bonds	—	13,584	—	13,584
Total	$2,749,713	$13,584	$—	$2,763,297

	Japan Fund
	Level 1	Level 2	Level 3	Total
Security Type
Common Stocks(a)	$279,440	$5,117,717	$—	$5,397,157
Exchange-Traded Funds	109,680	—	—	109,680
Money Market Funds	233,989	—	—	233,989
Total	$623,109	$5,117,717	$—	$5,740,826

	Global Fund
	Level 1	Level 2	Level 3	Total
Security Type
Common Stocks(a)	$14,447,775	$—	$—	$14,447,775
Money Market Funds	712,393	—	—	712,393
Call Options Purchased	80,250	121,025	—	201,275
Total	$15,240,418	$121,025	$—	$15,361,443

	Real Estate Securities Fund
	Level 1	Level 2	Level 3	Total
Security Type
Common Stocks(a)	$10,039,419	$—	$—	$10,039,419
Exchange-Traded Funds	205,020	—	—	205,020
Money Market Funds	471,109	—	—	471,109
Total	$10,715,548	$—	$—	$10,715,548

(a)	All sub-categories within Common Stocks represent Level 1 or Level 2 evaluation status. For a detailed breakout by industry or country, please refer to the Schedules of Investments.

(b)	Consists of the holding: CBL Corporation Ltd.

The following is a summary of other financial instruments that are derivative instruments not reflected in the Schedules of Investments, such as futures, written options, forwards and swap contracts. Please refer to Note 6 – Financial Instruments with Off-Balance Sheet Risk for additional information.

	Other Financial Instruments at Value
Fund	Level 1	Level 2		Level 3	Total
Real Estate Securities Fund
Written Options	$(7,500)		$(210)	$—	$(7,710)

ANNUAL REPORT 2018

NOTES TO FINANCIAL STATEMENTS – October 31, 2018 – (Continued)

The fair valued security (Level 3) held in the Australia/New Zealand Fund consisted of CBL Corporation Ltd., an insurance company domiciled in New Zealand. A series of events occurred that resulted in the halting of the shares from trading on the NZX exchange and a valuation of $0 as of October 31, 2018. The factors considered in determining the fair value included nature of the cause for the halt in trading, financial statement analysis and other relevant matters affecting the value of the company.

The following is a summary of the Level 3 reconciliation as of October 31, 2018:

Australia/New Zealand Fund
Balance as of October 31, 2017	$456
Realized gain/(loss)	(299)
Change in unrealized appreciation (depreciation)	(157)
Purchases	—
Sales	—
Transfers in to Level 3	—	(a)
Transfers out of Level 3	—
Balance as of October 31, 2018	$—

(a)	Consists of the holding: CBL Corporation Ltd.

C) Currency Translation – For purposes of determining each Fund’s net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate on each U.S. business day. The cost of securities is determined by using an exchange rate provided by an independent third party. Income is translated at approximate rates prevailing when accrued. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

D) Allocations of Expenses – Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund, or the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

E) Accounting for Investments – Security transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date or as soon as known if after the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds (which may include maturity or call date). Interest income and estimated expenses are accrued daily.

F) Federal Income Taxes – It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required.

ANNUAL REPORT 2018

NOTES TO FINANCIAL STATEMENTS – October 31, 2018 – (Continued)

Dividends or interest on foreign securities may be subject to the withholding of the country of domicile’s income tax by tax treaty provisions or otherwise. Generally, there are no foreign taxes applicable to the Funds’ capital gains realized on foreign securities in their country of domicile.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since then for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

G) Distributions to Shareholders – The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions and deferrals of certain losses.

H) Redemption Fees – Redemption fees are applicable to certain redemptions of shares within fourteen calendar days of purchase. The redemption fee is imposed to discourage abusive trading activity, which can have disruptive effects on the Funds’ portfolio management and can increase the Funds’ expenses. The redemption fees are intended to offset, at least partially, portfolio transaction and administrative costs associated with short-term trading. The shareholder will be charged a fee equal to 2.00% of the amount redeemed and will be charged when shares are sold, exchanged or involuntarily redeemed. In determining the applicability of the redemption fee, shares held for the longest period of time will be treated as being sold first and shares held for the shortest period of time as being sold last. For the fiscal year ended October 31, 2018, the Australia/New Zealand Fund, Africa Fund and the Japan Fund had contributions to capital due to redemption fees in the amount of $3, $48 and $2, respectively.

I) Option Accounting Principles – A Fund may purchase or write put or call options on futures contracts, individual securities, currencies or stock indices to hedge against fluctuations in securities prices and currency exchange rates and to adjust its risk exposure relative to the benchmark. The Fund may use these derivatives for any purpose consistent with its investment objective, such as hedging, obtaining market exposure, and generating premium income.

When a Fund writes an option, the premium received is recorded as a liability. Each day the option contract liability is valued in accordance with the procedures for security valuation discussed previously. When an offsetting option is purchased (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the liability related to such option contract is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premiums originally received.

ANNUAL REPORT 2018

NOTES TO FINANCIAL STATEMENTS – October 31, 2018 – (Continued)

When a Fund purchases an option, the premium paid is recorded as an asset. Each day, the option contract is valued in accordance with the procedures for security valuation discussed previously. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

J) Forward Currency Contracts – Forward currency transactions may be undertaken to hedge against possible variations in the foreign exchange rates between the U.S. dollar and foreign currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Other risks of forward currency transactions include failing to achieve expected benefit, markets moving in a direction that the Funds did not expect, a Fund’s ability to close out its position in the hedging instrument, and political and social unrest and the possibility of negative governmental actions. During and as of the fiscal year ended October 31, 2018, the Funds held no foreign currency contracts.

K) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and these differences could be material.

Note 4 – Related Party Transactions and Other Arrangements

A) Investment Advisor – The Trust, on behalf of each Fund, has retained FCA Corp as the Funds’ investment advisor (the “Advisor”). Under each Fund’s Investment Advisory Agreement, the Advisor is paid a fee (the “Management Fee”), calculated daily and payable monthly, equal to an annual rate of 0.75% of the average net assets of each Fund.

The Advisor entered into an expense limitation agreement through February 28, 2019, under which it has agreed to limit the total expenses of the Africa Fund and the Japan Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% and 1.50% of the average daily net assets of the Africa Fund and the Japan Fund, respectively. The Advisor may not terminate this arrangement prior to February 28, 2019, unless the investment advisory agreement is terminated. The Africa Fund and the Japan Fund each have agreed to repay the Advisor for amounts waived by the Advisor pursuant to the fee waiver agreement to the extent that such repayment occurs within three fiscal years of the date of any such waiver and such repayment does not cause the Africa Fund or the Japan Fund to exceed the expense limitation in place at the time the fee was waived. As of October 31, 2018, the Advisor may seek repayment of investment advisory fee waivers and expense reimbursements in the amount of $127,006 and $158,963 in the Africa Fund and the Japan Fund, respectively, no later than October 31, 2021. Certain officers of the Trust are also officers of the Advisor.

ANNUAL REPORT 2018

NOTES TO FINANCIAL STATEMENTS – October 31, 2018 – (Continued)

B) Administration, Fund Accounting and Transfer Agent – Ultimus Asset Services, LLC (the “Administrator”), a wholly-owned subsidiary of Ultimus Fund Solutions, LLC, serves as the administrator, transfer agent and fund accountant to the Funds. For these services, the Administrator receives fees computed at an annual rate of the daily net assets of the Funds, subject to a minimum annual contractual fee. Certain officers of the Trust are also employees of the Administrator, but are paid no fees directly by the Funds for serving as an officer of the Trust.

C) Distribution – Unified Financial Securities, LLC (“Unified”), an affiliate of the Administrator, serves as the principal underwriter for the shares of each Fund of the Trust and receives an annual contractual fee.

Each Fund has adopted a Service and Distribution Plan (each a “Plan”) pursuant to Rule 12b-1 under the Act, whereby up to 0.35% of the Funds’ assets may be used to reimburse the Distributor for costs and expenses incurred in connection with the distribution and marketing of shares of the Funds and the servicing of the Funds shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, marketing literature, and costs of personnel involved with the promotion and distribution of the Funds’ shares. These amounts are disclosed on the Statements of Operations under Distribution (12b-1) fees. While the plans permit each Fund to pay up to 0.35% of its average daily net assets to reimburse for certain expenses in connection with the distribution of its shares, the Board has currently authorized each Fund to pay out only 0.25% under its Plan. If the Board’s intention changes on this matter, the Funds will amend or supplement their prospectus. Out of the foregoing amount, each Fund is permitted to pay up to an aggregate of 0.25% of its average daily net assets to reimburse for certain shareholder services.

D) Legal Counsel – Practus, LLP serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the managing partner of Practus, LLP, but he receives no special compensation from the Trust or the Funds for serving as an officer of the Trust.

Note 5 – Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities) by the Funds for the fiscal year ended October 31, 2018, were as follows:

	Purchases	Sales
Australia/New Zealand Fund	$2,796,978	$5,889,247
Africa Fund	576,755	118,959
Japan Fund	520,870	58,564
Global Fund	988,282	1,834,509
Real Estate Securities Fund	2,982,891	2,272,670

Note 6 – Financial Instruments with Off-Balance Sheet Risk

In the ordinary course of trading activities, certain of the Funds may trade and hold certain derivative contracts. Such contracts include forward currency contracts, where the Funds would be obligated to buy currency at specified prices, and written put and call options, where the Funds would be obligated to purchase or sell securities at specified prices (i.e., the options are exercised by the counterparties). The maximum payout for the put option contracts is limited to the number of contracts written and the

ANNUAL REPORT 2018

NOTES TO FINANCIAL STATEMENTS – October 31, 2018 – (Continued)

related strike prices, respectively. The maximum payout for uncovered written call option contracts is limited only by how high the underlying rises above the strike price. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

These financial instruments contain varying degrees of off-balance sheet risk whereby changes in the market value of securities underlying the financial instruments may be in excess of the amounts recognized in the Statements of Assets and Liabilities. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, each Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. A call option gives the holder the right to buy the underlying stock from the writer at a specified price within a fixed period of time. Therefore, the securities held by the Fund against which options are written may not be traded and are held in escrow by the custodian. In the ordinary course of trading activities, certain of the Funds trade and hold certain fair-valued derivative contracts. Such contracts include forward currency contracts, where the Funds would be obligated to buy currency at specified prices, and written put and call options, where the Funds would be obligated to purchase or sell securities at specified prices (i.e., the options are exercised by the counterparties). The maximum payout for the put option contracts is limited to the number of contracts written and the related strike prices, respectively. The maximum payout for uncovered written call option contracts is limited only by how high the underlying security price rises above the strike price. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

Note 7 – Derivatives

The Funds’ use of derivatives for the fiscal year ended October 31, 2018, was limited to purchased and written options. The derivative instruments outstanding as of October 31, 2018, as disclosed in the Statements of Assets and Liabilities, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statements of Operations, serve as indicators of the volume of derivative activity for the Funds. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

	Statements of Assets and Liabilities		Statements of Operations
Fund/Financial Instrument Type	Location of Asset/Liability Derivatives	Value	Location of Gain (Loss) on Derivatives Recognized	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)
Global Fund
Equity Contracts	Investments in securities at value (purchased options)	$201,275

Equity Contracts			Net realized gain from written option contracts	$5,983

Equity Contracts			Net change in unrealized appreciation (depreciation) on purchased option contracts		$(87,058)

Equity Contracts			Net change in unrealized appreciation (depreciation) on written option contracts		26,657

ANNUAL REPORT 2018

NOTES TO FINANCIAL STATEMENTS – October 31, 2018 – (Continued)

	Statements of Assets and Liabilities		Statements of Operations
Fund/Financial Instrument Type	Location of Asset/Liability Derivatives	Value	Location of Gain (Loss) on Derivatives Recognized	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)
Real Estate Securities Fund
Equity Contracts	Options written, at value (written options)	$(7,710)	Net realized gain from written option contracts	$6,188

Equity Contracts			Net change in unrealized appreciation (depreciation) on purchased option contracts		$(7,709)

Equity Contracts			Net change in unrealized appreciation (depreciation) on written option contracts		5,174

Balance Sheet Offsetting Information During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of October 31, 2018, the Funds were not invested in any portfolio securities or derivatives that could be netted subject to netting arrangements.

Note 8 – Tax Matters

At October 31, 2018, the gross unrealized appreciation (depreciation) on investments, foreign currency translations, options written and cost of securities on a tax basis for federal income tax purposes were as follows:

	Australia/New Zealand Fund	Africa Fund	Japan Fund	Global Fund	Real Estate Securities Fund
Gross unrealized appreciation	$6,838,200	$324,722	$2,090,053	$4,674,591	$3,293,908
Gross unrealized depreciation	(800,228)	(628,267)	(368,936)	(596,523)	(244,968)
Net unrealized appreciation (depreciation) on investments	$6,037,972	$(303,545)	$1,721,117	$4,078,068	$3,048,940
Tax cost of investments	$11,106,941	$3,066,842	$4,019,709	$11,283,375	$7,658,898

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals, foreign currency translations and passive foreign investment companies (‘‘PFICs’’).

ANNUAL REPORT 2018

NOTES TO FINANCIAL STATEMENTS – October 31, 2018 – (Continued)

As of October 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Australia/New Zealand Fund	Africa Fund	Japan Fund	Global Fund	Real Estate Securities Fund
Undistributed ordinary income	$107,802	$14,183	$—	$—	$2,233
Undistributed long-term capital gains	284,884	—	—	23,421	46,541
Tax accumulated earnings	392,686	14,183	—	23,421	48,774
Accumulated capital and other losses	—	(323,550)	(15,088)	(71,144)	—
Unrealized appreciation (depreciation) on investments	6,037,972	(303,545)	1,721,117	4,078,068	3,041,722
Unrealized appreciation (depreciation) on written options	—	—	—	—	7,218
Unrealized appreciation (depreciation) on foreign currency translations	(16,429)	(338)	(1,596)	—	—
Total accumulated earnings (deficit)	$6,414,229	$(613,250)	$1,704,433	$4,030,345	$3,097,714

The tax character of distributions paid during the tax years ended October 31, 2018 and October 31, 2017 were as follows:

	Australia/New Zealand Fund		Africa Fund		Global Fund		Real Estate Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
Distributions paid from:
Ordinary income	$126,836	$474,706	$12,441	$15,019	$—	$—	$14,701	$—
Net long-term capital gains	—	—	—	—	—	627,731	25,476	—
Tax return of capital	—	—	—	—	—	—	—	—
Total distributions paid	$126,836	$474,706	$12,441	$15,019	$—	$627,731	$40,177	$—

For the tax year ended October 31, 2018, the Japan Fund and Global Fund did not pay any distributions.

As of October 31, 2018, the following Funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	Africa Fund		Japan Fund
	Short-Term	Long-Term	Short-Term	Long-Term
For losses expiring October 31,
Non-Expiring	$11,013	$312,537	$729	$—

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the fiscal year ended October 31, 2018, the Australia/New Zealand and Global Funds utilized $174,246 and $45,886, respectively of their capital loss carryovers.

As of October 31, 2018, the Japan and Global Funds, respectively, had $14,359 and $47,594 of qualified late-year ordinary losses, which were deferred until fiscal year 2018 for tax purposes. Net late-year losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year.

ANNUAL REPORT 2018

NOTES TO FINANCIAL STATEMENTS – October 31, 2018 – (Continued)

The Funds have recorded reclassifications in their capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present accumulated earnings (deficit) on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2018, the Funds recorded the following reclassifications to increase (decrease) the capital accounts listed below:

	Japan Fund	Global Fund	Real Estate Securities Fund
Paid-in capital	$(21,544)	$(95,064)	$6,705
Accumulated earnings (deficit)	21,544	95,064	(6,705)

Note 9 – Revolving Credit Agreement

The Trust has in place an Amended and Restated Revolving Credit Agreement (the “Agreement”) with its custodian, Fifth Third Bank N.A. (the “Bank”). Pursuant to the terms of the Agreement, the Bank makes available to the Trust, a line of credit facility under which the Bank may make loans to the Trust, on behalf of the Funds, from time to time. The Agreement provides a line of credit in an amount of up to $2,000,000 (the “Committed Amount”) for the Trust with respect to all of the Funds. The Agreement further limits the amount that any Fund may borrow subject to the requirements specified by the 1940 Act, which generally permits a fund to borrow and pledge its shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by a fund from a bank. If borrowings exceed this 300% asset coverage requirement by reason of a decline in net assets of a fund, the fund will reduce its borrowings within three days to the extent necessary to comply with the 300% asset coverage requirement. The 1940 Act also permits a fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. The terms of the agreement include a non-refundable commitment fee annually in an amount equal to $2,000. Any principal balance outstanding bears interest at the prime rate in effect at the time plus 0% and any amounts not drawn will be assessed unused fees at the rate of 0.25%.

The average amount of borrowings for the days which the Funds borrowed and the average interest rate on those borrowings by the Funds during the fiscal year ended October 31, 2018, were as follows:

	Average Principal	Average Interest Rate
Australia/New Zealand Fund	$217,670	4.72%
Real Estate Securities Fund	200,998	4.50%

During the fiscal year ended October 31, 2018, the Australia/New Zealand Fund and Real Estate Securities Fund paid $747 and $176 in interest on borrowings, respectively. There were no borrowings outstanding under the Agreement as of October 31, 2018. The Funds only utilize the line of credit for draws greater than $50,000.

Note 10 – Contractual Obligations

Under the Funds’ organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain various representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims against the Funds and is presently unknown. Currently however, the Funds expect the risk of loss to be remote.

ANNUAL REPORT 2018

NOTES TO FINANCIAL STATEMENTS – October 31, 2018 – (Continued)

Note 11 – Concentration of Market Risk

The Australia/New Zealand Fund has a majority of its investments in securities issued by Australian and New Zealand issuers, the Africa Fund invests primarily in securities issued by African issuers and the Japan Fund invests primarily in securities of Japanese issuers. Investing in companies from specific geographic regions, such as Australia, New Zealand, Africa or Japan, may pose additional risks inherent to a region’s economic and political situation. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, many of the investments in Australia, New Zealand, Africa or Japan are denominated in foreign currencies. As a result, changes in the values of these currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds’ investments. These events may happen separately from, and in response to, events that do not otherwise affect the values of the securities in the issuers’ home countries.

As of October 31, 2018, the Australia/New Zealand Fund held approximately 22% of its net assets in South Port New Zealand Ltd. Due to the large position, an increase or decrease in the value of this security may have a greater impact on the Australia/New Zealand Fund’s net asset value and total return than if the Australia/NewZealand Fund did not focus as much in this particular security.

The Africa Fund may be exposed to additional risks by focusing its investments on issuers in African countries to which other funds invested in securities of issuers in a broader region may not be exposed. The Fund is highly dependent on the state of economics of countries throughout Africa and, in particular Sub-Saharan countries. Changes in economics, tax policies, inflation rates, governmental instability, war or other political or economic factors may affect (positively or negatively) the Fund’s investments.

A large portion of investments held by the Real Estate Securities Fund are considered investments in the real estate sector of the market, which may include REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income and maintaining their exemption from registration under the 1940 Act. Investing in a single market sector may be riskier than investing in a variety of market sectors.

Note 12 – Subsequent Events

Management of the Funds have evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued.

Subsequent to the period end, income and capital gain distributions were made to the shareholders of certain Commonwealth Funds after October 31, 2018, meeting the criteria of a subsequent event. The record date of the distribution was December 20, 2018, with an ex-date of December 21, 2018 and a payable date of December 21, 2018. The Funds’ distribution type and amount are listed as follows:

Fund Name	Distribution Type	Rate	Amount
Australia/New Zealand Fund	Income	$0.084824	$107,803
Australia/New Zealand Fund	Long-Term Capital Gain	$0.224159	$284,884
Africa Fund	Income	$0.040940	$14,183
Global Fund	Long-Term Capital Gain	$0.022920	$23,421
Real Estate Securities Fund	Income	$0.036442	$25,022
Real Estate Securities Fund	Long-Term Capital Gain	$0.067782	$46,541

ANNUAL REPORT 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Commonwealth International Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund, each a series of shares of beneficial interest in Commonwealth International Series Trust (the “Funds”), including the schedules of investments, as of October 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Commonwealth International Series Trust since 1998.

Philadelphia, Pennsylvania
December 26, 2018

ANNUAL REPORT 2018

ADDITIONAL INFORMATION – October 31, 2018 (Unaudited)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period* 5/1/18 – 10/31/18	Expense Ratio During Period* 5/1/18 – 10/31/18
Australia/New Zealand Fund	$1,000.00	$969.10	$11.46	2.31%
Africa Fund	1,000.00	760.00	7.76	1.75%
Japan Fund	1,000.00	903.70	8.40	1.75%
Global Fund	1,000.00	956.50	11.55	2.34%
Real Estate Securities Fund	1,000.00	949.90	12.16	2.47%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), short-term redemption or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period* 5/1/18 – 10/31/18	Expense Ratio During Period* 5/1/18 – 10/31/18
Australia/New Zealand Fund	$1,000.00	$1,013.57	$11.72	2.31%
Africa Fund	1,000.00	1,016.38	8.89	1.75%
Japan Fund	1,000.00	1,016.38	8.89	1.75%
Global Fund	1,000.00	1,013.40	11.89	2.34%
Real Estate Securities Fund	1,000.00	1,012.73	12.55	2.47%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 365 (the number of days in the fiscal year) to reflect the one-half year period.

ANNUAL REPORT 2018

ADDITIONAL INFORMATION – October 31, 2018 (Unaudited) – (Continued)

Disclosure of Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the ‘‘Commission’’) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 888-345-1898, and on the Commissions website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 888-345-1898, and on the Commission’s website at http://www.sec.gov.

Additional Federal Income Tax Information

The Form 1099-DIV you receive in January 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income

The Australia/New Zealand Fund, Africa Fund and Real Estate Fund designates approximately 100%, 88% and 100%, respectively, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Dividends Received Deduction

Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Africa Fund’s and Real Estate Fund’s calendar year 2018 ordinary income dividends, 15% and 100%, respectively, qualifies for the corporate dividends received deduction.

For the year ended October 31, 2018, the Real Estate Fund designated $25,476 as 20% long-term capital gain distributions.

Foreign Tax Credit Pass Through

The Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The Australia/New Zealand Fund and Africa Fund foreign source income per share was $0.55 and $0.21, respectively, and the foreign tax expense per share was $0.09 and $0.04, respectively. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in October 2018. These shareholders will receive more detailed information along with the 2018 Form 1099-DIV.

ANNUAL REPORT 2018

TRUSTEES AND OFFICERS – October 31, 2018 (Unaudited)

The Board of Trustees provides overall supervision of the affairs of the Funds. The Chairman of the Board of Trustees is Mr. Jack Ewing, who is not an “interested person” of the Trust, within the meaning of the 1940 Act on the basis of his non-affiliation with the Funds or the Advisor, or its affiliated entities (an “Independent Trustee”). The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board of Trustee’s role with respect to risk oversight specifically. The committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters, as is more fully described below. The Board of Trustees also has frequent interaction with the service providers and Trust’s chief compliance officer (the “CCO”) with respect to risk oversight matters. The CCO reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board of Trustees depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board of Trustees on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Board of Trustees has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustee’s current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

The Trustees and Executive Officers, and their principal occupations for the last five years are listed below. Each Trustee and Executive Officer acts in that capacity for each Fund of the Trust. The address of each Trustee is c/o Commonwealth International Series Trust, 791 Town & Country Blvd., Suite 250, Houston, Texas 77024. The term of office for each Trustee is until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Funds. Because the Funds do not hold an annual meeting of Shareholders, each Trustee will hold office for an indeterminate period.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships held by Trustee
Robert Scharar(a) 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1948	President, Interested Trustee	Indefinite until successor elected and qualified; since 2000.	Investment manager/Attorney/CPA; President, FCA Corp (investment advisor), 1975 to present.	Five (5)	See Below (b)
Wesley Yuhnke 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1979	Executive Vice President	Since 2013	Portfolio manager, FCA Corp., 2002 to present.	N/A	N/A

ANNUAL REPORT 2018

TRUSTEES AND OFFICERS – October 31, 2018 (Unaudited) – (Continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships held by Trustee
Zachary P. Richmond 2 Easton Oval, Suite 300 Columbus, Ohio 43219 Birth year: 1980	Treasurer	Since 2015

Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to present); Assistant Vice President, Fund Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (January 2011 to December 2015).

				N/A	N/A
John H. Lively 11300 Tomahawk Creek Parkway, Suite 310 Leawood, Kansas 66211 Birth year: 1969	Secretary	Since 2008

Managing Partner and Attorney, Practus, LLP (law firm) (previously John H. Lively and Associates, Inc., March 2010 to present; Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007.

				N/A	N/A
Bonnie Scott 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1949	Assistant Secretary	Since 2003	Administrator, FCA Corp (investment advisor), 1998 to present.	N/A	N/A
William LeVay 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1955	Chief Compliance Officer	Since 2018	Chief Compliance Officer, FCA Corp. (December 2012 to present)	N/A	N/A

(a)	Robert Scharar is considered an “interested person” of the Funds as defined in the 1940 Act, as amended, because he is an officer of the Trust and an officer of the Trust’s investment adviser.

(b)

Mr. Scharar is also an officer, director and/or manager of the following companies: NICO Holdings, Ltd. (Malawi), Africap, LLC, First Commonwealth Holdings Corporation, First Commonwealth Mortgage Trust, Holly Mortgage Trust, Ivy Realty Trust, subsidiary companies at some of the above, and other closely held entities.

ANNUAL REPORT 2018

TRUSTEES AND OFFICERS – October 31, 2018 (Unaudited) – (Continued)

The following table provides information regarding each Trustee who is an Independent Trustee.

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships held by Trustee
John Akard, Jr. 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1966	Independent Trustee	Indefinite until successor elected and qualified; since 2000.

Attorney-CPA, Owner, John Akard Jr. P.C. (and its predecessor) (law firm), 1996 to present; Shareholder (2014 to present) and of Counsel (1999 to 2014), Coplen & Banks, P.C. (and its predecessor) (law firm).

				Five (5)	None
Kathleen Kelly 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1952	Independent Trustee	Indefinite until successor elected and qualified; since 2000.	Honorary Consul, New Zealand Consulate, 1995 to 2014; Owner, International Protocol Advisors (consulting services), August 1992 to present.	Five (5)	None
Jack Ewing 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1939	Independent Trustee	Indefinite until successor elected and qualified; since 2000.	Adjunct Economics Professor, University of Houston - Downtown, 2005 to 2015; Adjunct Professor, Lonestar College, 2001 to 2011; Professor, Houston Community College, September 2000 to May 2011.	Five (5)	Member, Board of Directors of the Japan-America Society of Houston (a non-profit organization)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 888-345-1898.

ANNUAL REPORT 2018

NOTICE OF PRIVACY POLICY & PRACTICES (Unaudited)

Commonwealth International Series Trust (the ‘‘Trust’’) recognizes and respects the privacy expectations of our customers1. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Trust.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

●	Account History, including information about the transactions and balances in a customer’s accounts; and

●	Correspondence, including written, telephonic or electronic, between a customer and the Trust or service providers to the Trust.

Disclosure of Customer Information

We may disclose all of the consumer information outlined above to third parties who are not affiliated with the Trust:

●	as permitted by law — for example with service providers who maintain or service shareholder accounts for the Trust or to a shareholder’s broker or agent;

●	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the Trust:

●	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Trust; and

●	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Trust.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the Trust.

[1]

For purposes of this notice, the terms ‘‘customer’’ or ‘‘customers’’ includes both individual shareholders of the Trust and individuals who provide nonpublic personal information to the Trust, but do not invest in Trust shares.

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Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. This Code is included as an Exhibit.

(b)	During the period covered by the report, with respect to the Registrant’s Code that applies to its principal executive officer and principal financial officer, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s board of trustees has determined that the Registrant has a least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is John Akard, Jr., who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for professional services by BBD, LLP during the fiscal year 2018 and 2017 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended October 31, 2018	$62,500
Fiscal year ended October 31, 2017	$62,500

(b) Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended October 31, 2018	$0
Fiscal year ended October 31, 2017	$0

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice and tax planning.

Fiscal year ended October 31, 2018	$7,500
Fiscal year ended October 31, 2017	$7,500

(d) All Other Fees.

Fiscal year ended October 31, 2018	$0
Fiscal year ended October 31, 2017	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f) None.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2018	$7,500	$0
FY 2017	$7,500	$0

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported within the time periods specified by the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13. Exhibits.

(a) (1)	Code of Ethics. The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a) (2)	Certifications required pursuant to Section 30a-2(a) of the Act are attached hereto.

(a) (3)	Not applicable to open-end management investment companies.

(b)	Certifications pursuant to Section 30a-2(b) of the Act are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Commonwealth International Series Trust

By (Signature and Title)	/s/ Robert Scharar
Robert Scharar, President

Date	12/28/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert Scharar
Robert Scharar, President

Date	12/28/2018

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	12/27/2018